OFFICIAL GAZETTE         EXHIBIT 10-B
                       AGENCY OF THE STATE

     Founded by the Cabinet Decree No. 10 of November 11, 1903.
           JORGE SANIDAS                                                     A.YENEXIA I. RUIZ
          GENERAL DIRECTOR                                                           SUBDIRECTOR
    Avenida Norte (Eloy y Alfaro)                                        Income Direction General
    and Calle 3a Casa No. 3-12
    Edificio Casa Amarilla, San Felipe
    Ciudad de Panama
    Telephone 228-8631, 227-9833,                                          Cost of Subscriptions
    P.O. Box 2189 Panama,                                   Minimum of 6 months in the Republic B/18.00
    Republic of PanamaOne year in the Republic B/36.00
    LAWS, NOTICES, EDICTS AND OTHER                              6 Months Abroad B/18.00 plus air postage
            PUBLICATIONS                                          One year Abroad B36.00 plus air postage
      NUMBER ____________ :B/9.50                                            Advance payment.

                       LEGISLATIVE ASSEMBLY
                            LAW NO. 13
                     (Of  February 12, 1998)


   Pursuant to which the Contracts of Operations are approved the Lease Agreement of Lands No. 2 of 1976 executed between the State and the Company known as Chiriqui Land Company is approved and modified.

                     THE LEGISLATIVE ASSEMBLY
                             DECREES:

   ARTICLE FIRST: The following contracts are approved executed between THE STATE and the company known as CHIRIQUI LAND
   COMPANY:

   Contract of Operations between THE STATE and CHIRIQUI LAND
   COMPANY for the Division of Bocas del Toro.

   Contract of Operations between THE STATE and CHIRIQUI LAND
   COMPANY for the Division of Puerto Armuelles.

   Amendment and Extension Contract to the Lease Contract between THE STATE and CHIRIQUI LAND COMPANY and CHIQUITA
   BRANDS INTERNATIONAL, INC., previously denominated UNITED
   BRANDS COMPANY, which are inserted as follows:


                         CONTRACT NO. 134


             CONTRACT OF OPERATIONS (BOCAS DEL TORO)

   Between Mr. RAUL ARANGO GASTEAZORO, Minister of Commerce and Industries, male, Panamanian, of legal age, with personal identification card No. 8-68-519, who acts in the name and on behalf of THE
   STATE, duly authorized by the Cabinet Council, pursuant to Resolution No. 198 of August 27 of nineteen ninety seven hereinafter named THE STATE, as party of the first part, and as the other party, MANUEL VIRGILIO AIZPURUA VELASQUEZ, male, Panamanian, of legal age, with personal identification card
   No. 8-94-712, practicing attorney, domiciled in this city, acting in the name and representation of the company denominated CHIRIQUI LAND COMPANY, a corporation organized pursuant to the laws of the State of Delaware, United States of America, duly registered in the Public Registry at volume 39, page 466, Registration 5345, and its registration up-to-date under index card No. 018725, roll 000876, image 0075, and duly authorized, pursuant to power of attorney granted in Cincinnati, Ohio, on the thirteen (13) of March nineteen ninety seven (1997) by the Executive Vice President of said company, hereinafter known as THE COMPANY, entered the present contract of operations, pursuant to the following:

                             CLAUSES:

   FIRST:   From the date this contract is in force, the
   activities of THE COMPANY in the Republic of Panama and, especially, in its Division of Bocas del Toro, Province of Bocas del Toro, will be governed by the provisions contained therein and by the provisions of the Panamanian legislation of general application that are not contrary thereto.

   SECOND: THE COMPANY will have the right to export, without licenses or permits, bananas and other agricultural products for exportation and its derivatives thereof.

   THIRD: THE STATE grants THE COMPANY the priority right, under its own direction, but subject to the fiscalization of THE STATE, of all the wharves, annexes and other port installations that THE COMPANY has built or will build in connection with the activities contemplated in the present contract. THE COMPANY may build on these wharves improvements and annexes in order to facilitate and to make more efficient the exports of its products. The wharves that may be built in the future will be authorized by the National Port Authority in accordance with the legal provisions in force.

   THE STATE grants THE COMPANY, subject to the fiscalization of THE STATE, the priority use of the wharf, equipments and annexes owned by THE STATE, at the installations port of Almirante. This priority use does not exclude to permit the use of said port, wharf, equipments and annexes, owned by

   THE STATE to third parties, always provided that it does not interfere with the activities of the banana industry.

   By virtue of its ownership rights, THE COMPANY will have the private use of the equipments, systems, installations and other properties that THE COMPANY has located or will locate at the wharves or port installations of Almirante or any other wharf and port installations that THE COMPANY may build in the future, always provided that it does not interfere with the maritime or land traffic in existence. Notwithstanding the above, THE COMPANY may facilitate the use of these properties, equipments and systems to third parties by virtue of agreements that may be entered into in the future with them.

   The costs of repairs and maintenance of the wharf will be prorated between THE COMPANY and THE STATE based in the relative intensity of the use of said installations on the part of THE COMPANY, the latter assuming the portion of the costs of maintenance and repairs that correspond to its utilization, and THE STATE the balance.

   For purposes of the present clause, cost of maintenance and repairs of wharves are the following: the costs of materials, equipment, fuel, labor and any other cost that under the general rules accepted in Accounting are used at present, are considered as incurred in the maintenance of the wharves for their usual operation.

   For such same purposes, the proration for intensity of use will be determined by means of the number of hours in which the wharf is utilized by THE COMPANY, divided by the total number of hours that said wharf has been utilized in that same quarter.

   THE STATE and THE COMPANY will agree in connection with the requirements of new investments of capital for purposes of reposition, remodeling or amplification of the said wharf and in connection with the financing and execution of such investments.

   THE COMPANY may waive totally or partially this concession, in which case, the obligations acquired by means of the present clause will cease. This waiver shall be notified by THE COMPANY to THE STATE in writing within twelve (12) months ahead of the date in which the same becomes effective or, otherwise, pay proportionally the canon of the concession for the number of months the prior notice are pending to comply within the twelve (12) month requirement.

   Notwithstanding the above, during the time the present contract is in force, and without the requirement of an amendment thereto, THE COMPANY may, with prior notice to THE STATE, transfer totally or partially, to a new entity in which THE COMPANY may have or may not have participation, the concessions granted in the present clause, for the use, operation and management of the wharf at Almirante as well as the construction, operation and management of another alternate wharf. In the case of an alternate wharf, the location of the same shall be agreed upon with THE STATE through the National Port Authority. At the same time, THE STATE and THE COMPANY will be able to agree in the privatization of the Almirante wharf or of an alternate wharf for purposes of obtaining a better operative efficiency and costs. In that sense, other companies dedicated to this activity may be invited, which possess its own capital, sufficient and ascertainable by THE STATE and THE COMPANY, to participate in the privatization. For these purposes, THE STATE acknowledges that THE COMPANY will have the right to negotiate with a new port operator on the disposition of asset owned by THE COMPANY and the negotiation of tariffs prior to the waiver of the concession of operation of the wharf granted in favor of THE COMPANY. The parties agree that in any scheme of privatization, THE COMPANY is guaranteed the priority use of the privatized wharves.

   For the rights comprised in this clause, THE COMPANY will pay to THE STATE the sum of SEVENTY FIVE THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA (US$75,000.00) per year for each wharf, payable in four (4) equal installments on the first five (5) working days of each quarter.

   FOURTH: THE STATE grants THE COMPANY the concession for the operation of the railroads that it owns in the banana division of Bocas del Toro.

   THE STATE grants THE COMPANY, solely on the national lands, an easement of ten (10) years of ten (10) meters on each side from the center of the railroad line subject of this concession. THE STATE acknowledges the existence of continuous and apparent easements that affect national lands and land that do not belong to the Nation on which the railroad lines of THE COMPANY are located. THE STATE, within the twelve (12) months following the execution of the present contract, will register the easements on the lands on the state lands herein acknowledged. The canon for this concession is TWO HUNDRED AND FIFTY THOUSAND DOLLARS (US$250,000.00) per year, and said amount will be paid in four (4) equal quarterly installments, beginning the first working day of each quarter. THE COMPANY will exercise the control of the railroad transit.

   THE COMPANY may waive, in part or total, this concession, in which case, its obligation to pay the before mentioned canon will cease. This waiver shall be notified by THE COMPANY to THE STATE, in writting, within fifteen (15) months ahead to the date in which the same will become effective or, otherwise, to pay proportionally the canon of the concession for the number of months that remain prior to the notice for the fifteen (15) month.

   FIFTH: THE STATE grants THE COMPANY the concession to produce the electric energy they may need in connection with the activities contemplated in the present contract or in the development thereof, including the free utilization of water for these activities. Furthermore, THE COMPANY may offer on sale and dispose of any excess of electric energy not used by it, making it accessible for the price that the parties may agree upon, to the Institute of Hydraulic and Electrification Resources (I.R.H.E.) or, at a reasonable price to the consumer public or other producers or distributors of electric energy when THE STATE is not able to offer or distribute it.

   During the term of this contract and the amendments thereof, THE COMPANY may, prior notice to THE STATE, transfer totally or partially to another entity, the rights comprised in this clause and, especially, those referred to the activities of generation, distribution and collection of electric energy. The new entity may be organized by juridical or natural persons and THE COMPANY. For these purposes, THE STATE acknowledges to THE COMPANY the right to negotiate with the new entity, prior to the transfer of the concession, the disposition of its assets related to the generation, distribution and collection of electric energy as well as to agree upon preferential tariffs. The new entity will be governed by the laws in force in the Republic of Panama at the date of transfer, but THE STATE will guarantee a period of transition of not less than five (5) years, so that the new entity may carry out the transformations corresponding to the adaptation to the national legislation then in force. The tariffs to be collected will be agreed upon between the new entity and THE STATE through the government agency in charge of public services. The new entity and THE COMPANY may agree on special tariffs in the status of preferential client.

   Notwithstanding the above, THE COMPANY will have the right to produce electric energy it may need in connection with the activities contemplated in the present contract or in the development thereof, including the gratuitous use of water for these activities.

   SIXTH: THE COMPANY may operate and establish the installations and communication systems that it may require in the development of the present contract, which will be approved though the official corresponding entity.

   SEVENTH: THE STATE grants THE COMPANY the right to oeprate the plant, infrastructure and other installations that it presently uses for the supply of water and for irrigation, and those that it may need in the future for its operations, including the gratuitous extraction of water for its activities. THE COMPANY may offer for sale and dispose, in any manner, the excess of water, making it accessible, for the price that the parties may agree upon, to THE STATE through the Institute of Aqueducts and Sewers National Systems (I.D.A.A.N.) or, at a reasonable price to the consumer public or other producers or distributors, when THE STATE is not in capacity of disposing or distributing it.

   During the term of the present contract and without having to amend it, THE COMPANY may, with prior notice to THE STATE, transfer totally or partially, to a new entity in which THE COMPANY may have or not participation, the concession granted in the present clause. In this case, THE STATE acknowledges to THE COMPANY the right to negotiate with the new entity, prior to the transfer of the concession, the disposal of the assets related to the generation, distribution and collection for the supply of water, as well as agreeing on preferential tariffs. The tariffs to be collected will be agreed upon between the new entity and THE STATE through the state agency in charge of public services. The new entity and THE COMPANY may agree on special tariffs on the status of preferential client.

   EIGHTH: 1. THE STATE grants THE COMPANY continuous and apparent easements on state lands and acknowledges said continous and apparent easements on lands of third parties where the assets of THE COMPANY go through, like for instance, drainage channels and irrigation, roads, railroads, fresh water lines, water served, electrical wiring, and communication systems, etc., as appears in the blueprints marked as Annexes C, which the parties sign in two (2) counterparts of the same value forming an integral part of this contract.

   2. THE COMPANY acknowledges as easements of public use, the roads that appear in the blueprints that are distinguished as Annexes D, which the parties sign in two (2) counterparts of the same value forming an integral part of this contract; and acknowledges as easements for the use on the part of other producers of bananas the drains that appeared in the blueprints distinguished as Annexes E, which the parties sign in two (2) counterparts of the same value forming an integral part of this contract. THE COMPANY may regulate the use of the above-mentioned easements with the purpose of avoiding damages to the plantations and/or any other assets.

   THE STATE authorizes THE COMPANY to negotiate with the users or beneficiaries the cost of maintaining and/or repairing the easements used referred to in the Annexes mentioned in this section.

   3. THE STATE will look over the integrity of the hydrographic drainage in order to guarantee the permanent supply and continous of the waters that may be actually required or may be required in the future for the development of the banana activity in the areas of Bocas del
   Toro.

   NINTH: In its labor-employer relations with respect to the operations that it undertakes in the country, THE COMPANY will continue to be governed by the labor legislation in force in the Republic of Panama and the collective agreements and individual labor agreements that it may execute with the workers, in accordance with such legislation.

   THE COMPANY and Bocas Fruit Company, Ltd. guarantee that in the event the restructuring authorized in clause TWENTY NINTH, would take place, the latter will assume, pursuant to the national labor legislation, the labor obligations of Bocas Division, thus converting itself at the respective legal moment, as sole employer obligated before the total of the workers of said division, without solution of continuity, with respect to its individual work contracts or the Collective Agreement or other agreements in force at the moment of the restructuring taking place.

   TENTH: To carry on its activites, THE COMPANY may bring to the country foreing specialized personnel on training that it may need, complying with the migration formalities. The migration authorities shall grant in an expedite manner, permits to the personnel that comes in for this purpose to remain in the country, in the understanding that said permits will be effective only while the person is in the country working for THE COMPANY. The foreigner thus contracted may start working at the filing of the respective application for a work permit to the Ministry of Labor and Social Wellfare. THE COMPANY will present annually, to the Ministry of Labor and Social Wellfare, a report that would permit to verify the percentage of foreign workers contracted under this clause.

   ELEVENTH: THE COMPANY will continue presenting to THE STATE, the following reports:

   a) Weekly reports of fruit shipped which includes the date of departure, ship, destination, quality of the fruit and volume of boxes by producer, equivalence in bunches, F.O.B. value, gross weight in pounds, which will be delivered through the National Banana
        Direction.

   b) Semi-annual report of areas cultivated, which includes hectares in maintenance, preparation, varieties per hectare, number of employees, which will be on the basis of field meetings among the division managers and the technicians of the National Banana Directoin.

   c) Annual report on the perspectives of the activity and number of employees that will be presented through the Minister of Commerce and Industries with copy to the Minister of Agro-Development.

   THE STATE is obligated to maintain strict confidentiality with respect to the information that it may receive from THE
   COMPANY, according to this clause, except for statistic information on the industry in general.

   TWELFTH: THE COMPANY shall be exempted from tributes, taxes and other encumbrances including the payment of tariffs for the protection or any other denomination, present or future, that are stated below:

   1. Tributes, taxes and other encumbrances, present or future, of any type or denomination that fall on the importation, use, consumption or utilization of fuels, as well as those of any denomination that fall on the importation of machineries, equipment, replacements, paper and other items that may be necessary for the devleopment of the banana and agroindustrial activities in any of its phases or places of operation including those pertinent to the activities related to transactions with independent banana producers. The goods exempted of import duties may be re-exported free of taxes and without complying with licenses or permits. Such goods may be sold in Panama, provided the import duties are paid. The goods referred to in this norm may not be leased nor destined to use different from those for which they were acquired, without the prior payment of import taxes in the cases that it would apply. These exemptions will be processed in the usual form through the Ministry of Treasury and the National Banana Direction. THE COMPANY may sell to other persons containers or packages manufactured with items exempted from the national tribute in this clause, if it is given evidence that they be effectively exported or, in lack thereof, that the payment on part of the taxes on import corresponding to the imported value are paid.

   2. Any other type of tributes, taxes or encumbrances on banana agroindustrial activities of THE COMPANY, in any of its phases, with the exception of those provided in this contract.

   3. Tributes, taxes or encumbrances that fall on the loading or unloading made by any ship whose principal cargo are products of THE COMPANY or equipment, machinery, replacements, paper, fuel and other items for its activities. The duties, tariffs and prices such as immigration services, sanitary, customs and port services are exempted, when it deals with wharves not operated by THE COMPANY.

   4. Tributes, taxes or any other encumbrances for wharfage, bring the ship to wharf, tonnage or that fall on the movilization of ships or the use of the present wharves and those that may be used in the future by THE COMPANY, except what is determined by clause THIRD of this contract.

   5. Tributes, taxes or any other encumbrances on the production, packaging and transportation of bananas.

   6. Any other type of tributes or encumbrances on capital, except the tax on licenses of general application.

   7.   Consular fees.

   8. Tributes, taxes and any other encumbrances on real estate and the improvements thereof.

   9. Tributes, taxes and any other encumbrances that may fall on the transfer of personal property such as equipment, materials, items and services for the transformation of goods necessary for the development of the activites of the company.

   10. Tributes, taxes or any other encumbrance on the sale of transfer of real estate.

   11.  Stamp tax.

   THIRTEENTH: THE COMPANY may acquire, in the local market, the goods that it may need for its activities, free of taxes referred to in sections 1 and 9 of clause TWELFTH of this contract. For the effects of tax control of these transactions, the procedure of Annex A of the present contract will apply which, once is signed by the parties,
   forms an integral part thereof.    The Tax Authorities may
   agree with THE COMPANY the updating and changes of Annex A that may be necessary for a better fiscal supervision.

   FOURTEENTH: THE COMPANY will be subject to income taxes pursuant to the tariffs and provisions of general application of the fiscal legislation of the Republic of Panama.

   FIFTEENTH: THE COMPANY will enjoy benefits not less in the same or similar conditions of those granted to any other company that is dedicated to the production or export of bananas in the Republic of Panama.

   SIXTEENTH: THE COMPANY will pay as municipal taxes for the activities that it undertakes, including the right of extraction of stone, sand and gravel in national lands, the amount of THREE HUNDRED AND TWELVE THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA (US$312,000.00) per year, to the Municipality of Changuinola, in twelve (12) equal monthly payments, at the latest the last working day of each month. If THE COMPANY would be assessed a larger amount for municipal taxes or if it would be assessed with new taxes, the additional obligations and those that exceed THREE HUNDRED AND TWELVE THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA (US$312,000.00) per year, will be assumed by THE
   STATE.   With respect to the acquisition of municipal lands
   whether by lease, sale, exchange , or any other form of transmission of dominion, will be the matter for negotiation between the respective municipality and THE COMPANY. Said negotiation on real state will be undertaken based on reasonable parameters, similar to those contained in the present contrat. For these effects, the municipality shall request the corresponding evaluations to the General Comptroller Office of the Republic and to the Ministry of Treasury. THE COMPANY, on its part, will do the same with its own Enginnering Department or an entity that it may contract.

   SEVENTEENTH: THE COMPANY will be subject to the other taxes, duties, encumbrances, rates, national contributions, charges or impositions established or to be legally established in the future different to those from which THE COMPANY enjoys exemption pursuant to this contract, if there are of general application. It would not be considered of general application those taxes, duties, encumbrances, rates, contributions, charges or impositions that are applied only to one industry or determined activity or that are specifically appplied on banana activities, except the tax on export of bananas, always provided said tax is applied in general form to those in the banana activity.

   EIGHTEENTH: THE COMPANY will be free of any responsibility with respect to non-compliance of this contract due to force majeure or fortuitous circumstance, within or outside the country while its effects are maintained. THE COMPANY will inform THE STATE in writting, as soon as possible, the occurrence of any contingency of force majeure or fortuitous circumstance. For the purposes of this contract, it would be considered as force majeure or fortuitous circumstance, any case or event on which THE COMPANY was not able to exercise a reasonable control and that would be of such nature that would delay, restrict or impede the timely compliance on the part of THE COMPANY of the obligations acquired by virtue of the present contract, including, but not limited to the following events: strikes and other labor conflicts, wars, revolutions, insurrections, civil disturbances, blockades, riots, embargoes, fires, lightning, failure of the installations or machinery, epidemics, viruses, fungus, plagues and any other diseases, earthquakes, avalanches, storms, floods and other causes of nature and orders, instructions or regulations of any government.

   NINETEENTH: It will also be considered among the supposed facts of force majeure or fortuitous circumstance comprised in the preceding clause, the situations of the market that would impede, difficult or make economic onerous the marketing of the fruit for export and other economic causes that would make excessively onerous the compliance of its obligations. At the occurrence of any of these situations, THE COMPANY will inform THE STATE in writing, the circumtances ocurring and the effects that it may have had or may have in relation to this contract. THE STATE will analyze the document presented by THE COMPANY and will inform it its criteria and, especially, if it agrees or not with the position of THE COMPANY. If THE STATE does not agree totally or partially with the position of THE COMPANY, the parties will examine with the most objective and amicable-will possible, the differences for the purpose of giving them solutions. If after this exercise some differences subsist, these will be treated in accordance with the provision of clause TWENTY SEVENTH of the present contract.

   TWENTIETH: Even when THE STATE would establish in Panama exchange controls of foreign currency, THE STATE will facilitate THE COMPANY, the foreign exchange freely convertible in an amount not less than the requirement for the following, independently of the source of the funds of THE COMPANY:

   1. The payment of goods and services acquired abroad for its operations in Panama.

   2. The payment of capital and interest on debts in foreign currency contracted for its investments or operations in Panama.

   3.   Remittance of profits and repatriation of capital.

   TWENTY FIRST: With respect to the termination of the lease contract between THE STATE and THE COMPANY on the lands on the Division of Bocas del Toro, the parties agree as follows:

   A) If THE COMPANY is the one to decide that the lease contract should be terminated or not to agree in any of its extension, the following will apply.

             1) Once THE COMPANY has advised THE STATE of its intention of terminating the lease contract or not to extend it, both parties agree to undertake its best efforts during a period of three (3) years counted from the date of the notice of termination or the extension thereof, to find a new operator that may continue the agroindustrial activities developed by THE COMPANY in this division up to that moment.

                  THE COMPANY and the potential new operator may freely negotiate the prices for the sale, the type of transaction and other conditions related with the transfer of the business or the assets owned by THE COMPANY, including those concessions and other rights and contractual and/or out of contract obligations of THE COMPANY. In case the transfer is carried out on said operations, THE STATE will guarantee the new operator, conditions of operation and lease not less beneficial than those THE COMPANY has the right to under the present contract and under the lease contract agreed among the parties and approved on this date.

             2) In the even that the parties will not find a new operator or that the new operator and THE COMPANY do not agree with respect to the transfer of the business or the assets, the liquidation of the assets will be carried out in the following manner.

             i) THE COMPANY may remove, transfer or dipose of its assets at its will and without the application of tributes of any kind.

             ii)  THE STATE will pay THE COMPANY for the
                  growing crops fifty percent (50%) of the value of the same determined in accordance with Annex B of this contract, that, once executed by the parties, forms an integral part thereof.

             iii) If within a period of three (3) years counted
                  from the date of the termination of this contract or the lease contract, THE STATE decides to continue totally or partially, on its own, or through another natural or juridical person, the agricultural or agroindustrial operations on the lands where the assets of THE COMPANY are located, or it should decide, in any form, to transfer or give in use said lands or parts thereof, it should pay THE COMPANY the price for those assets that THE COMPANY has not removed, at its commercial value as defined in paragraph G of this clause.

   B) IF THE STATE who, pursuant to the rights enumerated in section three (3) of Clause TWENTY EIGHT, decides in not agreeing on any of the possible extensions of the present contract, the parties agree to proceed as follows:

             1)   THE STATE is obligated to purchase and THE
                  COMPANY to sell the assets owned by it, that it has decided not to remove, located in the division of Bocas del Toro.

                  i)   With respect to the growing crops, the
                       price will be one hundred percent (100%) of the value established pursuant to Annex B of this contract that, once executed by the parties, forms an integral part thereof. The total amount of the payment must be made immediately upon the date of termination of this contract.

                  ii) The price of the rest of the assets will be their commercial value. This value will be determined on the basis of an evaluation carried out by two experts appointed by THE STATE and the other two experts appointed by THE COMPANY. The experts will be apointed by the parties with at least three (3) years prior to the date in which THE COMPANY must abandon the leased lands.

                  iii) In the event that these experts would
                       not come to an agreement with respect to the price of the assets in the term of six (6) months counted from the date of the appointment thereof or the time in which they should be appointed, or in the case if one of the parties or both do not apppoint experts during the term previously established, the price will be determined pursuant to the procedures established in clause TWENTY SEVENTH of the present contract. The value determined by the experts or by arbitration will be paid by THE STATE to THE COMPANY in four (4) equal and consecutive installments beginning the first of those within two (2) years prior to the date in which THE COMPANY must evacuate the leased lands. Under no circumstances, THE COMPANY will be required to abandon the properties leased unless the total amount of the price of the assets has been paid on the agreed upon date.

        2) THE STATE, by these means, assumes the obligation to reimbuse THE COMPANY the real amount of the indemnification paid to its workers after the notice of termination has expired. Said obligation shall be limited to the amount in which the indemnification exceeds the discounted value of the reserves in the books of THE COMPANY for indemnifications, including the trust established pursuant to Law 44 of August 12, 1995.

   C) There is excluded from the sale or transfer referred to in this clause, in addition to any other goods that THE COMPANY may decide to retire, cash, bank deposits, receivables, intangible assets such as patents, trademarks, commercial trademarks and commercial licenses, comercial names, advertisements and commercial posters, goodwill and any other deferred charge that has not been expressly assumed by THE STATE.

   D) From the date of the notice of termination or the notice of extention by any of the parties, and up to the date of the termination of the Lease Contract, THE COMPANY will only be obligated to give to the assets, the basic maintenance for their preservation pursuant to the agricultural practices of maintenance of the last three (3) years and, in no case, it would be obligated to incurr expenses or new investments of capital, in new goods or on existing goods, whether by force majeure or fortuitous circumstance or any other cause. As an example, it would be understood that investments or capital expenses on existing property would constitute those related to drainage or reconstruction of drainage, excluding the so-called boquetes or boquetones ; total or partial reconstruction or major repairs related to machinery and equipment; remodelations, alternations or major repairs related to constructions, cable-ways and other infracstructure work. THE STATE will have the power to request from THE COMPANY work related to machinery, equipment, drainage and other capital goods, prior to an agreement of payment with THE COMPANY of the amount that the parties agreed for such purposes.

   E) If to the contrary the contract terminates by default by any of the parties, once the procedures established in clauses TWENTY SIXTH AND TWENTY SEVENTH of this contract had been followed, the procedure of paragraph

        A) of this clause will be followed if the default is imputable to THE COMPANY or pursuant to that established in paragraph B) if the default is imputable to THE STATE.

   F) The transfer to THE STATE of the assets referred to in this clause will not be subject to any tax.

   G) For the purposes of this clause, it will be understood as commercial value: the amount of money required to replace said assets in the same conditions of operation and in the same place where they are located.

   TWENTY SECOND: THE STATE and THE COMPANY agree that what is related to the use of the farms described as follows, it would be ruled by the concept of lease of lands:

        Farm number four thousand six hundred and ninety seven
   (4697) registered at roll thirteen thousand three hundred (13300), document nine (9), registration one (1), with an area of two hectares plus two thousand three hundred and twenty one square meters nineteen square decimeters (2 Has +2,321.19 M2);

        Farm number four thousand six hundred and eighty nine
   (4689) registered at roll thirteen thousand two hundred and seventy (13279), document three (3), registration one (1), with an area of eighty one hectares plus nine thousand nine hundred and forty one square meters fifty four square decimeters (81 Has + 9,940.42 M2);

        Farm number four thousand seven hundred and one (4701) registered at roll thirteen thousand three hundred four (13304), document four (4), registration one (1), with an area of thrity seven hectares plus one thousand three hundred and eight square meters seventy nine square decimeters (37 Has + 1,308.79 M2);

        Farm number four thousand six hundred and ninety three
   (4693) registered at roll thirteen thousand three hundred (13300), document five (5), registration one (1), with an area of five hundred and five hectares plus eight thousand three hundred and eighty four square meters sixteen square decimeters (505 Has + 8,384.16 M2);

        Farm number four thousand six hundred and eighty seven
   (4687) registered at roll thirteen thousand two hundred and seventy nine (13279), document one (1), registration one
   (1), with an area of seventy four hectares plus six thousand six square meters sixty nine square decimeters (74 Has + 6,006.69 M2);

        Farm number four thousand six hundred and ninety nine
   (4699) registered at roll thirteen thousand three hundred four (13304), document two (2), registration one (1), with an area of four hundred seventeen hectares plus six thousand five hundred and thirty seven square meters thirty five square decimeters (417 Has + 6,537.35 M2);

        Farm number four thousand six hundred and ninety five
   (4695) registered at roll thirteen thousand three hundred (13300), document seven (7), registration one (1), with an area of one thousand seven hundred and two hectares plus six thousand two hundred and sixty eight square meters nineteen square decimeters fifty square centimeters (1,702 Has +6,268.1950 M2);

        Farm number four thousand seven hundred and six (4706) registered at roll thirteen thousand three hundred and twenty three (13323), document two (2), registration one
   (1), with an area of nine hundred and seventy eight hectares plus four thousand three hundred and seventy five square meters sixty six square decimeters forty square centimeters (978 Has + 4,375.6640 M2);

        Farm number four thousand six hundred and ninety two
   (4692) registered at roll thirteen thousand three hundred (13300), document four (4), registration one (1), with an area of six hundred and forty two hectares plus seven thousand five hundred thirty seven square meters forty three square decimeters ninety square centimeters (642 Has + 7,537.4390 M2);

   Farm number four thousand seven hundred and two (4702) registered at roll thirteen thousand three hundred and four (13304), document eight (8), registration one (1), with an area of two thousand five hundred twenty one square meters seventy four square decimeters (2,521.74 M2);

        Farm number two hundred and sixty five (265) registered at volume seven hundred and eight eight P (788P), folio three hundred and ninety (390), with an area of one hectare plus nine thousand fifty square meters (1 Ha +9,050.00 M2);

        Farm number one hundred and twelve (112) registered at volume seven hundred and eighty eight P (788P), folio three hundred and thirty six (336), with an area of five hundred sixty square meters (560.00 M2);

        Farm number one hundred and three (103) registered at volume seven hundred and eighty eight P (788P), folio three hundred and seventy two (372), with an area of seventy three hectares plus two thousand five hundred and five square meter forty three square decimeters (73 Has +2,505.43 M2);

        Farm number six hundred and twenty six  (626)
   registered at volume eighty seven (87) folio twenty four
   (24), with an area of one hectare plus six thousand six
   hundred and twenty five   square meters (1 Ha + 6,625.00
   M2);

        Farm number five hundred and ninety two (592)
   registered at volume sixty nine (69), folio three hundred
   and four (304), with an area of eight thousand nine hundred
   and sixty seven   square meters (8,967.00 M2);

        Farm number five hundred and ninety three (593) registered at volume sixty nine (69), folio three hundred and six (306), with an area of seven hundred and seventy five square meters (775.00 M2);

        Farm number two hundred sixty two (262) registered at volume twenty four (24), folio two hundred and thirty six
   (236), with an area of two thousand one hundred and fifty square meters (2,150.00 M2);

        Farm number two hundred seventy one (271) registered at volume twenty four (24), folio three hundred and four (304), with an area of four thousand four hundred square meters
   (4,400.00 M2);

        Farm number two hundred seventy two (272) registered at volume twenty four (24), folio three hundred and twelve
   (312), with an area of one thousand six hundred square meters (1,600.00 M2);

        Farm number four thousand six hundred and ninety six
   (4696) registered at roll thirteen thousand three hundred (13300), document eight (8), registration one (1), with an area of one hundred and forty five hectares plus seven thousand two hundred and twenty nine square meters three square decimeters fifty square centimeters (145 Has + 7,229.0350 M2);

        Farm number four thousand six hundred and ninety eight
   (4698) registered at roll thirteen thousand three hundred and four (13304), document one (1), registration one (1), with an area of twenty nine hectares plus one thousand thirty four square meters forty three square decimeters (29 Has + 1,034.43 M2);

        Farm number four thousand seven hundred (4700) registered in roll thirteen hundred three hundred and four (13304), document three (3), registration one (1), with an area of three hundred and eighty two hectares plus four thousand seven hundred and twelve square meters nine square decimeters thirty square centimeters (382 Has + 4,712.0930
   M2);

        Farm number four thousand six hundred and eighty eight
   (4688) registered at roll thirteen thousand two hundred seventy nine (13279), document two (2), registration one

   (1), with an area of one hundred and ninety three hectares plus one thousand four hundred and eighty one square meters ninety five square decimeters (193 Has + 1,481.95 M2);

        Farm number four thousand six hundred and ninety (4690) registered at roll thirteen thousand two hundred and ninety three (13293), document seven (7), registration one (1), with an area of one thousand three hundred and thirty three hectares plus eight thousand two hundred and twenty seven square meters and fifty six square decimeters (1,333 Has +8,227.56 M2);

        Farm number four thousand six hundred and ninety four
   (4694) registered at roll thirteen thousand three hundred (13300), document six (6), registration one (1), with an area of three hundred and ninety eight hectares plus six thousand six hundred and fifty square meters forty one square decimeters (398 Has + 6,650.41 M2);

        Farm number four thousand seven hundred and three
   (4703) registered at roll thirteen thousand three hundred and four (13304), document nine (9), registration one (1), with an area of three hundred and forty six hectares plus seven thousand five hundred and ninety seven square meters forty four square decimeters (346 Has + 7,597.44 M2);

        Farm number four thousand seven hundred (4704) registered at roll thirteen thousand three hundred and four (13304), document nine (9), registration one (1), with an area of five hectares plus eight thousand thirty seven square meters ninety square decimeters (5 Has + 8,037.90
   M2), all of the Public Registry, Property Section, Province of Bocas del Toro.

   These lands are not subject to sale to anyone neither now nor in the future. This limitation will be registered at the margin of said farms in the Public Registry by any of the parties, serving as a basis for their registration the Official Gazette with the Law that approves this contract is published.

   TWENTY THIRD: The notices and other communications that may be required pursuant to the provisions of the present contract will, unless the parties agree otherwise, be made in writing and will be personally delivered or sent to the address that each party communicates to the other, through notices in writing with return receipt.

   TWENTY FOURTH: With the execution of the present contract, both parties declare as terminated and definitively concluded any claim or differences that exist or may exist with respect to the execution and compliance with the contracts until this time existing between THE NATION and THE COMPANY, or in connection with any type of tributes or any other sum that may be deducted from the operations of THE COMPANY up to the 31st December of 1996, except those which each party have accepted to cover. In the event that processes or procedures are pending before any judicial or administrative body of the Republic of Panama, each party will take the necessary measures to terminate them.

   This settlement excludes the tax processes that have been duly notified to THE COMPANY on Augsut 27, 1997. These cases will follow the normal proedures, being understood that none of the parties waive the rights the respective cases may contemplate.

   TWENTY FIFTH: The present contract shall be the legal norm between the parties and it will be governed by the laws applicable, presently in force or that may be in force in the future in the Republic of Panama, except in the measure in which such laws or legal provisions are contrary or less beneficial, or inconsistant or incompatible with this contract, or are not of general application.

   TWENTY SIXTH: In the event that any of the parties considers the other has defaulted in the compliance of the obligations acquired pursuant to the present contract or those acquired pursuant to Contract No. 2 of 1976, aproved by Law No. 5 of January 7, 1976 and its additions and amendments, it will notify of this fact to the other party, suggesting the measures that it considers convenient to correct the default. Within ninety (90) days following the receipt of the corresponding notice, the party thus notified may counterpropose what are most adequate measures considered by it. Said measures must be implemented within the term of thirty (30) working days counted from the date in which acceptance of the counter proposal is made, except that both parties may agree in a longer term by reason of inherent circumstances to the activities to be undertaken.

   Notwithstanding the above, if any of the parties is not in agreement that a default has occurred, or in the manner to cure it, any of the parties may use the procedure established in clause TWENTY SEVENTH of this contract, in order to resolve the respective differences.

   TWENTY SEVENTH: The parties declare their firm purpose to examine with the most objective and amicable intention all differences that may arise between them in connection to the present contract, for the purpose of giving them a solution.

   All conflicts that may arise in connection with the present contract and with the Lease Contract No. 2 of 1976, approved by Law No. 5 of January 7, 1976 and its subsequent additions and amendments, that could not be solved in the form before indicated, should be resolved by arbitration, before and pursuant to the rules of procedure of the Interamerican

   Commercial Arbitration Commission, referred to in the agreement between the Republic of Panama and the United States of America on the treatment of and protection to investments, in force on the date of the execution of the present contract, unless the parties agree expressly at the time of submitting to arbitration, in accepting the rules then in force.

   They will be subject to arbitration pursuant to the provision of this clause, the controversies that arise among the parties related to the purpose, application, implementation or interpretation of this contract and of Contract No.2 of 1976, approved by Law No. 5 of January 7, 1976 and its subsequent additions and amendments, as well as those related to the compliance or termination thereof.

   The arbitration shall be circumscribed to the topic object of the controversy and the same, pending its resolution, will not have the effect of suspending or delaying the compliance with the obligations arising from the said contracts, except in the cases of force majeure or fortuitous circumstance.

   TWENTY EIGHTH: 1. INITIAL TERM. The initial term of the present contract will be of twenty (20) years counted from the first of January nineteen ninety eight (1998).

   2. ADVANCED TERMINATION. During the term of this contract or the extensions thereof, if THE COMPANY will waive the rest of the term of the same, it shall give notice of termination to THE STATE in writing, but the contract will not be considered as terminated up to three (3) years counted from the first of January immediately following the date the notification has been made, which notification will give the economic reasons that motivate the decision of THE COMPANY.

   3. ADDITIONAL EXTENSIONS TO THE INITIAL TERM. During the first nine (9) months of the sixteenth year from the initial term, any of the parties may notify the other of its intention of not extending the contract. In the event that notice is not given, the term of the present contract will be extended for a period of twelve (12) additional years, following the initial term of twenty (20) years. In the event that the eighth (8) year of the term of the first extension goes by without notification of termination, the contract will be extended again for an additional and successive period of twelve (12) years. The provision of this clause with respect to opportunities of termination and new extension during the term of the first extension, will apply equally to the second extension and subsequent extensions which, in consequence, may occur. The extensions will be considered as agreed among the parties if ninety
   (90) calendar days prior to the ending of each anniversary in which an opportunity of extension exists, neither party has notified in writing the other party, the termination of which this clause refers to.

   TWENTY NINTH: For the purpose of modernizing the legal and operative structure under which THE COMPANY has operated in the country, the parties agree that Chiriqui Land Company may suffer a restructuration in a way that the total amount of assets and liabilities corresponding to the Division of Bocas del Toro be transferred to its subsidiary Bocas Fruit Co., Ltd. , a commercial company organized and existing pursuant to the laws of the Bermuda Islands, British Occidental Indies, with principal domicile in the city of Hamilton, Bermuda Islands and offices in the city of Panama, Avenida Balboa, Banco Exterior Building, twenty first floor. Said restructuring and consequent transfer of assets and assumption of liabilities will not cause taxes of any kind in the Republic of Panama. THE STATE consents in that, as part of the restructuring described, THE COMPANY may assign the present contract in favor of the mentioned subsidiary so that the latter remains as sole holder of the rights and obligations before THE STATE.

   THIRTIETH: All sums of money that any of the parties should owe or may owe to the other pursuant to the present contract, shall be paid solely in dollars, legal currency of the United States of America. All obligations not subject to the term or condition in the present contract will be understood to be of immediate compliance. In this latter case, the obligations shall be complied with at the end of the term or fulfillment of compliance with the condition.

    THIRTY FIRST: The parties obligate themselves to extend, execute and register all the documents in order to give validity and efficacy to this contract and those that in the future be required for its compliance, and furthermore, they commit to undertake all efforts necessary in order to comply with the obligations agreed upon herein.

   THIRTY SECOND: The stamp tax caused by the present contract will be SIX THOUSAND FIVE HUNDRED BALBOAS (B/6,500.00). Furthermore, THE COMPANY shall cancel the amount of ONE HUNDRED EIGHT BALBOAS (B/.108.00) in registration rights for the registration agreed upon in the previous Clause TWENTY SECOND.

   THIRTY THIRD: This contract totally substitutes, in a perfect form and without solution of continuity, Contract No. 3 of January 7, 1976, approved by Law No. 5 of the same date, promulgated in the Official Gazette No. 18.002 of January 8 of the same year.

   THIRTY FOURTH: The present contract will be in force beginning on the date of promulgation of the law that approves it.

   In witness whereof the present contract is signed in two (2) counterparts of the same value and effect in the city of Panama, Republic of Panama, on the 12 days of the month of September 1997

   FOR THE STATE                   FOR THE COMPANY

   /s/RAUL ARANGO GASTEAZORO       /s/MANUEL VIRGILIO AIZPURUA
   Ministry of Commerce            Vice President of Legal
   and Industries                  and Governmental Matters


                          AUTHENTICATION
              /s/GENERAL COMPTROLLER OF THE REPUBLIC


                         CONTRACT NO. 135
            CONTRACT OF OPERATIONS (PUERTO ARMUELLES)

   Between RAUL ARANGO GASTEAZORO, Minister of Commerce and Industries, male, Panamanian, of legal age, with personal identity card
   No. 8-68-519, who acts in the name and in representation of THE STATE, duly authorized by the Council of the Cabinet, by Resolution No. 198 of August 27 nineteen ninety seven hereinafter known as THE STATE, as party of the first part, and for the other part, MANUEL VIRGILIO AIZPURUA VELASQUEZ, male, Panamanian, of legal age, with personal identity card No. 8-94-712, practicing attorney, domiciled in this city, acting in the name and in representation of the company named CHIRIQUI LAND COMPANY, a corporation organized pursuant to the laws of the State of Delaware, United States of America, duly registered in the Public Registry, volume 39, folio 466, registration 5345, and registration up-to-date under filing card No. 018725, roll 000876, image 0075, and duly authorized, pursuant to a power of attorney granted in Cincinnati, Ohio on the thirteen (13) of March nineteen hundred and ninety seven (1997) by the Executive Vice President of said company, hereinafter known as THE COMPANY, execute the present contract of operations, pursuant to the following clauses.

                            CLAUSES:
   FIRST: From the date the present contract is in force, the activities of THE COMPANY in the Republic of Panama and, especially, in its Division of Puerto Armuelles, Province of Chiriqui, will be governed by the provisions contained herein and by the provisions of the Panamanian legislation of general application that would not be contrary thereto.

   SECOND: THE COMPANY will have the right to export, without licences or permits, bananas and other agricultural products for exportation and its derivatives.

   THIRD: THE STATE grants THE COMPANY the priority right of use, under its own management, but subject to the fiscalization of THE STATE, of all the wharves, annexes and other port installations that THE COMPANY may have built or build in connection with the activities contemplated in the present contract. THE COMPANY may build on these wharves improvements and annexes to facilitate and make more efficient the export of its products. The wharves that may be built in the future will be authorized by the National Port Authority in accordance with the legal provisions in force.

   THE STATE grants THE COMPANY, subject to the fiscalization of THE STATE, the priority use of the wharf, equipment and annexes that are owned by THE STATE, on the port installations of Puerto Armuelles. This priority use does not exclude permitting the use of said wharf, equipment and annexes, owned by THE STATE, to third parties, always provided it does not interfere with the activities of the banana industry.

   Pursuant to its right of ownership, THE COMPANY will have the private use of the equipment, systems, installations and other property that THE COMPANY has located or may locate on the wharves or port installations of Puerto Armuelles or any other wharf and port installations that THE COMPANY may build in the future, always provided that it would not interfere with the presently existing maritime or land traffic. Notwithstanding the above, THE COMPANY may facilitate to others these properties, equipment and systems to third parties pursuant to the agreements that may be agreed upon in the future.

   The costs of repairs and maintenance of the wharf will be prorated between THE COMPANY and THE STATE based on the relative intensity of use of said installations on the part of THE COMPANY, the latter assuming the portion of the costs of maintenance and repairs that will correspond to its use, and THE STATE for the balance.

   For purposes of the present clause, it will be understood as cost of maintenance and repair of the wharves the following: cost of materials, equipment, fuel, labor and any other costs that under the general rules accepted by Accounting used at the present time, will be considered incurred in the maintenance of the wharves for their usual operation.

   For the same effects, the prorating by intensity of use will be determined by means of the number of hours the wharf is used by THE COMPANY, divided by the total number of hours that said wharf has been utilized in the same quarter.

   THE STATE and THE COMPANY will come to an agreement in connection with the requirements of the new capital investments for purposes of replacement, remodeling or extension of the mentioned wharf and in connection with the financing and execution of such investments.

   THE COMPANY may waive totally or partially this concession, in which case, the obligations acquired pursuant to this clause will cease. This waiver must be notified by THE COMPANY to THE STATE , in writing, within twelve (12) months prior to the date in which it will become effective, or otherwise, pay proportionally the canon of the concession for the number of months that remain to the prior notice for the completion of the twelve (12) months.

   Notwithstanding the above, during the term of the present contract and without having to amend it, THE COMPANY may, prior notice to THE STATE, transfer totally or partially, to a new entity, in which THE COMPANY may or may not have a participation, the concessions granted in the present clause, as well as the use, operation and management of the wharf of Puerto Armuellles, as well as the construction, operation and management of another alternate wharf. In the event of an alternate wharf, the location thereof will be agreed upon with THE STATE through the National Port Authority. At the same time, THE STATE and THE COMPANY may agree in the privatization of the wharf of Puerto Armuelles or of an alternate wharf, for the purpose of obtaining a more efficient operation and costs. In that sense, other companies dedicated to this activity may be invited, that may have their own sufficient capital, duly corroborated by THE STATE and THE COMPANY, to participate in the privatization. For these purposes, THE STATE acknowledges that THE COMPANY will have the right to negotiate with the new port operator the disposition of the assets owned by THE COMPANY and the negotiation of tariffs prior to the waiver of the concession for the operation of the wharf granted in favor of THE COMPANY. The parties agree that in any scheme of privatization, THE COMPANY will be guaranteed the priority use of the privatized wharves.

   For the rights included in this clause, THE COMPANY will pay THE STATE the amount of SEVENTY FIVE THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA (US$75,000.00) per year, per wharf, payable in four (4) equal installments during the first five
   (5) working days of each quarter.

   FOURTH: THE STATE grants THE COMPANY the concession of operations of the railroads that the latter owns in the banana division of Chiriqui and of the rights of use of the railroad line of Progreso-Armuelles.

   THE STATE grants THE COMPANY, solely on the national lands, an easement of ten (10) meters on each side of the center of the railroad line subject of this concession. THE STATE acknowledges the existence of continuous and apparent easements that affect the national lands not owned by the Nation on which the railroad lines of THE COMPANY are located. THE STATE, within the twelve (12) months following the execution of the present contract, will register the easements of state lands herein acknowledged. The canon for this concession is TWO HUNDRED AND FIFTY THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA (US$250,000.00) per year, and said amount shall be paid in four (4) equal quarterly installments, at the latest the first working day of each quarter. THE COMPANY will exercise control of the railroad transit.

   THE COMPANY may waive, in total or in part, this concession in which case, its obligation of paying the canon before mentioned will cease. This waiver will have to be notified by THE COMPANY to THE STATE, in writing, with fifteen (15) months in advance to the date in which the same becomes effective or, in its absence, pay proportionally the canon of the concession for the number of months that remain the prior notice to complete the fifteen (15) months.

   FIFTH: THE STATE grants THE COMPANY a concession to produce the electric energy it may require in connection with the activities contemplated in the present contract or the development of the same, including the gratuitous use of water for these activities. Furthermore, THE COMPANY may offer on sale and dispose of any excess of electric energy not utilized by it, making it accessible for the price that the parties may agree upon, to the Institute of Hydraulic and Electrification Resources (I.R.H.E.) or, at a reasonable price, to the public consumer or other producers or distributors of electric energy when THE STATE is not capable or able to offer or distribute it.

   It is understood that THE COMPANY may waive, totally or partially, the concession herein granted, but in any event, will maintain the right to produce electric energy that it may need in connection with the activities contemplated in the present contract or in the development thereof, including the gratuitous use of water for these activities.

   SIXTH: THE COMPANY may operate and establish the installations and systems of communication that may be required in the implementation of this contract, which will be approved through the official corresponding entity.

   SEVENTH: THE STATE grants THE COMPANY the right to operate the plants, infrastructure and other installations that it presently uses for the supply of water and for irrigation, and that which may be needed in the future for its operations, including the gratuitous extraction of water for its activities. THE COMPANY may offer on sale and dispose of any excess of water, making it accessible, for the price the parties may agree upon, to THE STATE, through the National Institute of Aqueducts and Sewers (I.D.A.A.N.) or, at a reasonable price, to the consumer public or any other producer or distributor when THE STATE is not capable of disposing or offer or distribute it.

   During the term of the present contract and without having to amend it, THE COMPANY may, prior notice to THE STATE, transfer totally or partially, to a new entity in which THE COMPANY may or may not have participation, the concession granted in the present clause. In this case, THE STATE acknowledges THE COMPANY the right to negotiate with the new entity, prior to the transfer of the concession, dispose of its assets in connection with the generation, distribution and collection for the water supply, as well as to agree on preferential tariffs. The tariffs to be collected will be agreed upon between the new entity and THE STATE through a state agency in charge of public services. The new entity and THE COMPANY may agree on special tariffs as preferential client.

   EIGHTH: 1. THE STATE grants THE COMPANY continuous and apparent easements on state lands and acknowledges that continuous and apparent easements on lands of third parties where the assets of THE COMPANY are located, as for example, drainage and irrigation channels, roads, railroads, fresh water lines, water served, electrical wiring, communication systems, etc., and that appear in the blueprints marked as Annexes C, which the parties sign in two (2) counterparts of the same value and effect forming an integral part of this contract.

   2. THE COMPANY acknowledges as easements of public use, the roads that appear in the blueprints marked as Annexes D, which the parties sign in two (2) counterparts of the same value and effect, forming an integral part of this contract; and acknowledges as easements for the use on the part of other banana producers, the drainage that appears in the blueprints marked as Annexes E, which are signed by the parties in two (2) counterparts of the same value and effect, forming an integral part of this contract. THE COMPANY may regulate the use of the easements above-mentioned so as to avoid damages to the plantations and/or any of its assets.

   THE STATE authorizes THE COMPANY to negotiate with the users or beneficiaries the cost of maintenance and/or repairs of the easements used and referred to in the Annexes referred to in this section.

   3. THE STATE will see to the integrity of the hydrographic drainage areas to guarantee the permanent and continuous supply of water that may be required presently or in the future, for the development of the banana activity in the areas of Baru and Alanje.

   NINTH: In its employer worker labor relations with respect to the operations undertaken in the country, THE COMPANY will continue to be governed by the labor legislation in force in the Republic of Panama and by the collective contracts or individual labor contracts that it may agree to with its workers, pursuant to said legislation.

   THE COMPANY, and  Puerto Armuelles Fruit Co., ltd.
   guarantee that, in the event of the restructuring authorized in clause TWENTY NINTH would occur, the latter will assume, pursuant to the labor legislation then in force, the labor liabilities of the Division of Puerto Armuelles, thus becoming, at the respective legal moment, in the sole employer, obligating itself before the total number of workers of said division, without solution of continuity, to all the respective individual labor contracts or collective contracts other agreements in force at the moment the restructuring occurs.

   TENTH: In order to carry out its activities, THE COMPANY may bring to the country foreign specialized personnel or specialized training that it may need, complying with the formalities of migration. The migration authorities will grant, in an expeditious form, permits for the personnel to remain in the country with the understanding that said permit will only be effective while the person is in the country working for THE COMPANY. The foreigner thus contracted may start working at the presentation of the respective application for permit to the Ministry of Labor and Social Welfare. THE COMPANY will file annually before the Ministry of Labor and Social Welfare, a report that may verify the percentage of foreign workers contracted under this clause.

   ELEVENTH: THE COMPANY will continue to present to THE STATE, the following reports:

   a) Weekly reports of fruit shipped which include date of departure, name of ship, destination, quality of the fruit and volume of boxes by producer, equivalent in hands, FOB value, gross weight in pounds, which will be delivered through the National Banana Direction.
   b) Six months reports on cultivated areas, which will include hectares in maintenance, preparation, hectares according to varieties, number of employees, which will be based on field meetings between the division managers and the technicians of the National Banana Direction.
   c) Annual report on the perspective of the activity and number of employees that will be filed through the Ministry of Commerce and Industries with copy to the Ministry of AgroDevelopment.

   THE STATE commits to maintain strict confidentiality with respect to the information that it may receive from THE
   COMPANY, according to this clause, except statistical information on the industry in general.

   TWELFTH: THE COMPANY will be exempted form tributes, taxes and other encumbrances including the payment of protection tariffs or another denomination, present or future, that are listed below:

   1. Tributes, taxes and other encumbrances present or future, of any kind or denomination, that fall on the import, use, consumption or usage of fuel, as well as those of any denomination that fall on the importation of machinery, equipment, replacements, paper, and other items that may be necessary for the development of the banana and agroindustrial activities in any of its phases or places of operation, including those pertaining to the activities related to transactions with independent banana producers. The goods exempted from import taxes may be re-exported free of taxes and without licenses or permits . Said goods may be sold in Panama always provided the import taxes are paid. The goods referred to in this norm will not be leased nor destined to uses different from those for which they were acquired, without the prior payment of the import taxes, when applicable. These exemptions shall be processed in the usual form through the Ministry of the Treasury and the National Banana Direction. THE COMPANY may sell to third parties containers or packages manufactured with exempted items as mentioned in this clause, provided that there is evidence that these are effectively exported or, in its absence, the payment is made of the import taxes corresponding to the value of the imported items.

   2. Any type of tribute, tax or encumbrance on banana, agro or agroindustrial activities of THE COMPANY, in any of its phases with the exception of those included in this contract.

   3. Tributes, taxes or encumbrances that fall on the loading and unloading made by any ship that has as principal cargo products of THE COMPANY or equipment, machinery, replacements, paper, fuel and other items for its activities. Excepted are the rates, tariffs, and prices such as immigration services, sanitary, customs services, and those of the ports when dealing with wharves not operated by THE COMPANY.

   4. Tributes, taxes, or any other encumbrance for wharfage, bringing the ship in, tonnage or that fall under the mobilization of ships or the utilization of the present wharves and those to be used in the future by THE COMPANY, except those provisions of clause THIRD in this contract.

   5. Tributes, taxes or any other encumbrances on production, packaging and transportation of bananas.

   6. Any type of tributes or encumbrances on capital, except licence taxes of general application.

   7.   Consular fees.

   8. Tributes, taxes or any other encumbrance on real estate and the improvements thereof.

   9. Tributes, taxes or any other encumbrance that falls on the transfer of personal property like equipment, materials, items on services for the transformation of goods necessary for the development of the activities of the company.

   10. Tributes, taxes or any encumbrance on the sale or transfer of real property.

   11.  Tax stamps.

   THIRTEENTH: THE COMPANY, may acquire, in the local market, the goods that it may need for its activites, free of taxes referred to in sections 1 and 9 of clause TWELFTH of this contract. For purposes of fiscal control of these transactions, the procedure contained in Annex A of the present contract will apply, once signed by both parties, forming an integral part thereof. The Tax Authorities may agree with THE COMPANY the actualization and amendments to Annex A, that may be necessary for a better fiscal supervision.

   FOURTEENTH: THE COMPANY shall be subject to income taxes pursuant to the rates and provisions of general application of the fiscal legislation of the Republic of Panama.

   FIFTEENTH: THE COMPANY shall enjoy benefits not less and in the same or similar conditions, to those granted to any company that is in the production or export of banana activities in the Republic of Panama.

   SIXTEENTH: THE COMPANY will pay as municipal taxes, because of the activities that undertakes, including the right of extraction of stone, sand and gravel on national lands, the sum of THREE HUNDRED TWELVE THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA (US$312,000.00) per year, to the Municipality of Baru, in twelve (12) equal installments, at the latest the last working day of each month. If THE COMPANY would be assessed with a larger amount by municipal taxes or if it was assessed with new taxes, the additional obligations and those exceeding THREE HUNDRED AND TWELVE THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA (US$312,000.00), per year, will be assumed by THE STATE. With reference to the acquisition of municipal lands whether by lease, sale, exchange or other form of transmission of property, this would be subject of negotiations between the respective municipality and THE COMPANY. Said negotiations on real property, will be based on reasonable parameters, similar to those contained in the present contract. For these purposes, the municipality will request the corresponding evaluations to the General Comptroller office of the Republic and the Ministry of the Treasury. THE COMPANY, on its part, will do the same through its Department of Engineer or by a contracted entity.

   SEVENTEENTH: THE COMPANY will be subject to other taxes, rights, encumbrances, rates, national contributions, charges or impositions established, or that would be legally established, in the future, different to those to which THE COMPANY enjoys the exemption by virtue of the present contract, provided they are of general application. It will not be considered of general application those taxes, rights, encumbrances, rates, contributions, charges or impositions that are only applied to an industry or a determined activity or fall specifically on banana activities, except the tax on export of bananas, provided said taxes are applied in a general manner to all those that are in the banana activity.

   EIGHTEENTH: THE COMPANY will be free of any liability with respect to the default on this contract due to causes of force majeure or fortuitous circumstance, within or outside the country, while they are in effect. THE COMPANY will inform in writing, THE STATE, as soon as possible, the occurrence of any contingency of force majeure or fortuitous circumstance. For the purposes of this contract, it will be considered as force majeure or fortuitous circumstance, any fact or event on which THE COMPANY cannot exercise a reasonable control and that would be of the nature that would delay, restrict or impede the opportune compliance, on the part of THE COMPANY, of the obligations contracted pursuant to the present contract, including, but not limited, to the following events: strikes and other labor conflicts, wars, revolutions, insurrections, civil disturbances, blockades, riots, embargoes, fires, lightnings, failure in the installations or machinery, epidemics, viruses, fungus, plagues and other diseases, earthquakes, avalanches, storms, flooding and other factors of nature and orders, instructions or regulations of any government.

   NINETEENTH: It would be included within the cases of force majeure or fortuitous circumstances comprised in the preceding clause, the situations of the market that impede, difficult or making it economically onerous the marketing of the fruit for export or other economic causes that make the compliance with obligations excessively onerous. Upon the occurrence of these situations, THE COMPANY will inform in writing THE STATE, the circumstances thereof and the effect that it may have had or may have in connection with this contract. THE STATE will analyze the document presented by THE COMAPNY and will inform it of its criteria and, specially, if it is in agreement or not with the position of THE COMPANY. If THE STATE does not coincide totally or partially with the position of THE COMPANY, the parties will examine with the most objective and amicable desire, the difference arising with the purpose of giving them solution. If after this exercise some differences still exist, these will be resolved in accordance with the provisions of clause TWENTY SEVENTH of the present contact.

   TWENTIETH: Even when THE STATE would establish in Panama exchange controls of foreign currency, THE STATE will facilitate THE COMPANY, the foreign currency, freely convertible, in an amount not inferior to what it may need for the following, independently of the source of the funds of THE COMPANY:

   1. The payment of goods and services acquired abroad for its operations in Panama.

   2. The payment of capital and interest on debt in foreign currency contracted for its investments or operations in Panama.

   3.   Remittance of profits and repatriation of capital.

   TWENTY FIRST: With respect to the termination of the lease contract between THE STATE and THE COMPANY on lands on the Division of Puerto Armuelles, the parties agree as follows:

        A) If it is THE COMPANY the one that decides to terminate the lease contract or not to agree in any of its extensions, the following will apply:

        1) Once THE COMPANY has notified THE STATE its intention to terminate the lease contract or not to extend it, both parties agree in giving its best efforts during the period of three (3) years counted from the date of the notice of termination or not to extend, to find a new operator that may continue the agroindustrial activities developed by THE COMPANY, in this division, up to that moment.

             THE COMPANY and the potential new operator may freely negotiate the prices for the sale, type of transaction and other conditions related to the transfer of the business or the assets owned by THE COMPANY, including those concessions and other rights and contractual and/or extra contractual obligations of THE COMPANY. In the event the transfer of said operations takes place, THE STATE will guarantee the new operator, conditions of operation and lease not less beneficial that those to which THE COMPANY has the right to under the present contract and under the lease contract, agreed upon among the parties and approved on this date.

        2) In the event that the parties do not find a new operator or that the new operator and THE COMPANY do not reach an agreement with respect to the transfer of the business or the assets, the liquidation of the assets will be carried out in the following manner.

                  i)   THE COMPANY may remove, transfer or
                       dispose of its properties as it pleases
                       and without taking into account tributes of any kind.

                  ii)  THE STATE will pay THE COMPANY for the
                       growing crops fifty percent (50%) of the value of the same determined in accordance with Annex B of this contract that once executed by the parties forms an integral part hereof.

                  iii) If in a period of three (3) years
                       counted upon the date of the termination of this contract or the lease agreement, THE STATE decides to continue totally or partially on its own or through another natural or juridical person, the agricultural or agroindustrial operations on the lands where assets of THE COMPANY are located, or if it decides, in any form, to transfer or give in use said lands or parts thereof, the latter will pay THE COMPANY the price of the assets that THE COMPANY has not removed, or its commercial value pursuant to the definition given in paragraph G of this clause.

        B) If THE STATE who, pursuant to the powers enumerated in section three (3) of Clause TWENTY EIGHTH, decides not to agree in any of the possible extensions of the present contract, the parties agree to proceed in the following manner:

        1) THE STATE is obligated to buy and THE COMPANY is obligated to sell the assets owned by it, that it has decided not to remove, which are located in the division of Puerto Armuelles.

                  i)   With respect to the growing crops, the
                       price will be one hundred percent (100%) of the value established pursuant to Annex B of this contract that once executed by the parties forms an integral part thereof. The total amount of the payment must be made immediately at the date of the termination of this contract.
                  ii)  The price of the remaining assets will
                       be its commercial value.  This value
                       will be determined on the basis of an
                       expertise carried out by two experts
                       appointed by THE STATE and another two
                       by THE COMPANY.  The experts will be
                       appointed by the parties with at least
                       three (3) years prior to the date in
                       which THE COMPANY must abandon the
                       leased lands.

                  iii) In the event that these experts would
                       not agree with respect to the price of
                       the assets within the term of six (6)
                       months counted from the date of their
                       appointment or the time in which they
                       should be appointed, or in the case that one of the parties, or both, do not appoint their experts during the term previously established, the price will be determined pursuant to the procedures established in clause TWENTY SEVENTH of the present contract. The value determined by the experts, or by arbitration, will be paid by THE STATE to THE COMPANY in four (4) equal consecutive installments the first of which of two (2) years prior to the date in which THE COMPANY must evacuate the leased lands. Under no circumstance, THE COMPANY will be required to abandon the leased properties unless the total price of all the assets has been paid at the agreed upon date.

             2)   THE STATE, by these means, assumes the
                  obligation to reimburse THE COMPANY the real amount of the indemnifications incurred by it with its workers after the notice of termination has expired. Said obligation will be limited to the amount in which the indemnification exceeds the discounted value of the reserves in books of THE COMPANY for indemnifications, including the trust established pursuant to Law 22 of August 12, 1995.

        C) The sale or transfer referred to in this clause will exclude, in addition to any property THE COMPANY wishes to retire, cash, bank deposits, accounts receivables, intangible assets such as patents, trademarks, commercial trademarks and commercial licenses, commercial names, commercial advertising and commercial posters, good will and any other deferred charge that has not been expressly assumed by THE STATE.

        D) After the notice of termination or the notice of not to extend, by any of the parties, and up to the time of termination of the Lease Contract, THE COMPANY will be only obligated to give the assets, the basic maintenance for its preservation pursuant to the agricultural practices of maintenance of the last three (3) years, and in no case, will be obligated to make expenses or new investments of capital, in new properties or those in existence, whether by force majeure or fortuitous circumstance or for any other cause.
             As an example, it will be understood as
             investments or capital expenses on the property in existence, those related to digging or reconstruction of drainage, excluding those called boquetes  or boquetones ; reconstruction whether
             total or partial or major repairs related to machinery and equipment; remodeling, alternations or major repairs related to constructions, cable-roads and other infrastructure work. THE STATE will have the right to request of THE COMPANY works related to machinery, equipment, drainage and other capital goods, prior agreement with THE COMPANY on payment of the amounts that the parties agree for such purposes.

        E) If the contract is terminated by default of any of the parties, once the procedures established in clauses TWENTY SIXTH AND TWENTY SEVENTH of this contract have been exhausted, the parties will proceed pursuant to paragraph A) of this clause if the default is imputable to THE COMPANY or pursuant to the provision of paragraph B) if the default is imputable to THE STATE.

        F) The transfer to THE STATE of the assets referred to in this clause will not be subject to any tax.

        G) For purposes of this clause, it will be understood by commercial value: the amount of money required to replace said assets in the same conditions of operation and in the same place where they are now located.

   TWENTY SECOND: THE STATE and THE COMPANY, agree that whatever is related to the use of the farms described as follows, will be ruled under the concept of lease of lands:

        Farm number thirty two thousand forty four (34044) registered at roll thirteen thousand two hundred and eighty (13280), document five (5), registration one (1), with an area of three thousand six hundred and ninety nine square meters twenty six square decimeters ten square centimeters (3,699.2610 M2);

        Farm number thirty two thousand forty three (32043) registered at roll thirteen thousand two hundred and eighty (13280), document five (5), registration one (1), with an area of seven thousand eight hundred and sixty seven square meters eighty square centimeters (7,867.80 M2);

        Farm number thirty two thousand fifty five (32055) registered at roll thirteen thousand two hundred and ninety three (13293), document four (4), registration one (1), with an area of one thousand one hundred and thirty two hectares plus two thousand eight hundred thirty eight square meters eight square decimeters (1,132, Has +2,838.08M2);

        Farm number thirty two thousand thirty six (32036) registered at roll thirteen thousand two hundred and seventy nine (13279), document five (5), registration one (1), with an area of one hectare plus three thousand five hundred and ninety four square meters sixteen square decimeters (1 Ha + 3,594.16 M2);

   Farm number thirty two thousand sixty three  (32063)
   registered at roll thirteen thousand three hundred and four
   (13304), document seven (7), registration one (1), with an area of one thousand forty three square meters ninety square decimeters (1,043.90 M2);

   Farm number thirty two thousand thirty seven  (32037)
   registered at roll thirteen thousand two hundred and seventy nine (13279), document six (6), registration one (1), with an area of six hundred sixty square meters thirty square decimeters (660.30 M2);

        Farm number thirty two thousand fifty two (32052) registered at roll thirteen thousand two hundred and ninety three (13293), document one (1), registration one (1), with an area of nine hundred and sixty four square meters eighty nine square decimeters (964.89 M2);

        Farm number thirty two thousand thirty eight (32038) registered at roll thirteen thousand two hundred and seventy nine (13279), document seven (7), registration one (1), with an area of one thousand three hundred twenty nine square meters sixty square decimeters (1,329.60 M2);

        Farm number thirty two thousand fifty four (32054) registered at roll thirteen thousand two hundred and ninety three (13293), document three (3), registration one (1), with an area of eight hundred seventy six square meters seventy two square decimeters (876.72 M2);

        Farm number thirty two thousand thirty five (32035) registered at roll thirteen thousand two hundred and seventy nine (13279), document four (4), registration one (1), with an area of six thousand six hundred fifty square meters fifty eight square decimeters (6, 650.58 M2);

        Farm number ten thousand seven hundred sixty six
   (10766) registered at roll nine hundred sixty four (964), folio four hundred (400), with an area of seven thousand four hundred square meters (7,400.00 M2);

        Farm number thirty two thousand sixty one (32061) registered at roll thirteen thousand three hundred and four (13304), document five (5), registration one (1), with an area of one hectare plus six hundred eighty three square meters ninety nine square decimeters eighty square centimeters (1 Ha +683.9980 M2);

        Farm number thirty two thousand eighty five (32085) registered at roll thirteen thousand three hundred twenty three (13323), document three (3), registration one (1), with an area of one hectare plus five hundred fifty eight square meters thirty six square decimeters twenty square centimeters (1 Ha +558.3620 M2);

        Farm number thirty two thousand eighty six (32086) registered at roll thirteen thousand three hundred twenty three (13323), document three (3), registration one (1), with an area of five hundred forty two square meters nine square decimeters sixty centimeters (542.0960 M2);

        Farm number thirty two thousand fifty eight (32058) registered at roll thirteen thousand two hundred ninety three (13293), document six (6), registration one (1), with an area of twenty two hectares plus two hundred fourteen square meters eighty nine square decimeters (22 Has + 1,214.89 M2);

        Farm number thirty two thousand eighty four (32084) registered at roll thirteen thousand three hundred twenty three (13323), document one (1), registration one (1), with an area of thirty six hectares plus one hundred thirty five square meters thirteen square decimeters (36 Has + 135.13
   M2);

        Farm number thirty two thousand sixty two (32062) registered at roll thirteen thousand three hundred four (13304), document six (6), registration one (1), with an area of two thousand five hundred sixty six square meters ninety one square decimeters (2,566.91 M2);

        Farm number thirty two thousand fifty six (32056) registered at roll thirteen thousand two hundred ninety three (13293), document five (5), registration one (1), with an area of three hundred forty nine hectares plus six thousand two hundred eighteen square meters forty three square decimeters (349 Has + 6,218.43 M2);

        Farm number thirty two thousand fifty seven (32057) registered at roll thirteen thousand two hundred ninety three (13293), document five (5), registration one (1), with an area of two thousand seven hundred sixty six hectares plus four thousand six hundred thirty six square meters ninety six square decimeters (2,766 Has + 4,636.96 M2);

        Farm number thirty two thousand fifty three (32053) registered at roll thirteen thousand two hundred ninety three (13293), document two (2), registration one (1), with an area of sixty hectares plus seven thousand seven hundred fifteen square meters thirty one square decimeters (60 Has + 7,715.31 M2);

        Farm number thirty two thousand thirty nine (32039) registered at roll thirteen thousand two hundred seventy nine (13279), document eight (8), registration one (1), with an area of one thousand six hundred sixty five hectares plus seven thousand three hundred twenty five square meters forty three square decimeters eighty square centimeters (1665 Has + 7,325.4380 M2);

        Farm number thirty two thousand forty  (32040)
   registered at roll thirteen thousand two hundred eighty
   (13280), document one (1), registration one (1), with an area of nine hectares plus seven thousand one hundred square meters (9 Has + 7,100.00 M2);

        Farm number thirty two thousand forty one  (32041)
   registered at roll thirteen thousand two hundred eighty
   (13280), document two (2), registration one (1), with an area of four hectares plus one thousand four hundred ten square meters twenty square decimeters (4 Has + 1,410.22
   M2);

        Farm number thirty two thousand forty two (32042) registered at roll thirteen thousand two hundred eighty (13280), document three (3), registration one (1), with an area of seventeen hectares plus seven thousand five hundred twelve square meters fifteen square decimeters (17 Has + 7,512.15 M2); all of the Public Registry, Property Section, Province of Chiriqui.

   These lands are not subject to sale to anyone neither now nor in the future. This limitation will appear at the margin of said farms in the Public Registry by any of the parties, serving as a basis for their registration at the Official Gazette in which the Law that approves this contract is published.

   TWENTY THIRD: The notices and other communications that may be required pursuant to the provisions of the present contract shall be, unless the parties agree otherwise, be made in writing and delivered in person or sent to the addresses that each party communicates to the other, through notices in writing with return receipt.

   TWENTY FOURTH: With the execution of the present contract, both parties consider as terminated and definitively concluded any claim or difference that exist or may exist with respect to the implementation and compliance of the contracts that up to now did exist between THE NATION and THE COMPANY, or in connection with any type of tribute or any other sum that is deducted from the operations of THE COMPANY up to the 31st of December of 1996, except those which each party has accepted to cover. In the event that processes or procedures exist pending before any judicial or administrative body of the Republic of Panama, each party will take the necessary measures to terminate them. This settlement excepts the tax processes that have been duly notified to THE COMPANY on August 27, 1997. These cases will follow their procedural course, being understood that none of the parties waive their rights to said cases may have.

   TWENTY FIFTH: The present contract will constitute the legal norm between the parties, and the same will be governed by the laws that are applicable thereto, presently in force or that may be in force in the future in the Republic of Panama, except in the measure that such laws or legal provisions may be contrary or less beneficial, or inconsistent or incompatible with this contract, or would not be of general application.

   TWENTY SIXTH: In the event that one of the parties considers that the other has failed in the compliance of the obligations arising from the present contract or those arising from Contract No. 2 of 1976, approved by Law No. 5 of January 7, 1976 and additions and amendments thereof, will notify this fact to the other party, suggesting the measures that it considers convenient to cure the default. Within ninety (90) days following the receipt of the corresponding notice, the party thus notified may counter propose the measures that it considers more adequate. Said measures will be implemented within the term of thirty (30) working days counted from the date in which the acceptance of the counterproposal is communicated, except that both parties agree on a larger term for reasons of the circumstances inherent to the activities to be undertaken.

   Notwithstanding the above, if any of the parties is not in agreement that a default has occurred, or in the manner of curing it, any of the parties may use of the procedure established in clause TWENTY SEVENTH of this contract, for the purpose of resolving the respective differences.

   TWENTY SEVENTH: The parties declare their firm intention of examining with the most objective and amicable approach all the differences that may come up with relation to the present contract, for the purpose of solving them.

   All conflicts that arise in connection with the present contract and with the Lease Contract No. 2 of 1976, approved by Law No. 5 of January 7, 1976 and subsequent additions and amendments, and that may not be solved in the form before mentioned, must be resolved through arbitration, in compliance with the rules and procedures of the Interamerican Arbitration Commission, referred to in the agreement between the Republic of Panama and the United States of America on the treatment and protection of investments, in force on the date of the execution of the present contract, unless the parties expressly agree at the moment of submission to arbitration, in accepting the rules then in force.

   There will be subject to arbitration pursuant to the provisions of this clause the controversies that may arise between the parties related to the subject, implementation, execution or the interpretation of this contract and of Contract No. 2 of 1976, approved by Law No.5 of January 7, 1976 and subsequent additions and admenments , as well as those related with the compliance or termination thereof.

   The arbitration shall be circumscribed to the topic subject of the controversy and the same, pending its resolution, will not have the effect of suspending or delaying the compliance with the obligations arising from the mentioned contracts, except if force majeure or fortuitous circumstance would be involved.

   TWENTY EIGHTH: 1. INITIAL TERM. The initial term of the present contract shall be twenty (20) years counted from the first of January nineteen hundred and ninety eight
   (1998).

   2. ADVANCED TERMINATION. During the term of this contract or its extensions, if THE COMPANY would waive the rest of the term thereof, it will give THE STATE notice of termination in writing, but the contract will not be terminated unless three (3) years have elapsed, counted from the first of January immediately following the date in which the notification was made, which will give the economic reasons that motivate the decision of THE COMPANY.

   3. ADDITIONAL EXTENSIONS TO THE INITIAL TERM. Withing the first nine (9) months of the sixteenth years of the initial term, any of the parties may notify the other its intention of not extending the contract. In the event said notice is not given, the term of the present contract will be extended for a period of twelve (12) additional and successive years to the initial term of twenty (20) years. In the event that the eighth (8) year of the term of the first extension elapses without notification of termination, the contract will be newly extended for an additional and successive period of twelve (12) years. The provision of this clause with respect to the opportunities of termination and the new extension during the term of the first extension, will apply the same way to the second extension and the subsequent extensions that, consequently, may take place. The extensions will be considered as agreed by the parties if ninety (90) calendar days before the finalization of each anniversary in which an opportunity of extension exists, neither party has sent the other written notice of termination of which this clause speaks of.

   TWENTY NINTH: For purposes of modernizing the legal and operative structure under which THE COMPANY has operated in the country, the parties agree that Chiriqui Land COMPANY may go through a restructuring so that the total assets and liabilities corresponding to the Division of Puerto Armuelles be transferred to its subsidiary Puerto Armuelles Fruit Co., Ltd. , a commercial COMPANY organized and existing pursuant to the laws of the Islands of Bermuda, British Occidental Indies, with principle domicile in the city of Hamilton, Bermuda Islands and offices in the city of Panama, Balboa Avenue, Banco Exterior building, twenty first floor. Said restructuring and consequent transfer of assets and assumption of liabilities will cost no tax whatsoever in the Republic of Panama. THE STATE agrees that, as part of the restructuring described, THE COMPANY may cede the present contract in favor of the mentioned subsidiary so that the latter remains its only holder of rights and obligations before THE STATE.

   THIRTIETH: All the sums of money that any of the parties should or could owe to the other pursuant to the present contract, will be payable only in dollars, legal currency of the United States of America. It would be understood that all the obligations not subject to term or condition in the present contract will be considered of immediate compliance.

   In this latter case, the obligations shall be fulfilled at the end of the term of complying with the condition.

   THIRTY FIRST: The parties commit to the extension, subscription and registration required of all the documents to give validity and efficacy to this contract and to those that in the future may require for their compliance and, further, they commit to undertake all efforts necessary in order to implement the obligations agreed upon therein.

   THIRTY SECOND: The tax stamp caused by the present contract will be SIX THOUSAND FIVE HUNDRED BALBOAS (B/6,500.00). Furthermore, THE COMPANY shall cancel the sum of NINETY SIX BALBOAS (B/96.00) in registration rights for the registration agreed upon in clause TWENTY SECOND above.

   THIRTY THIRD: This contract substitutes, in perfect form and without solution of continuity, Contract No. 3 of January 7, 1976, approved by law No. 5 of the same date, promulgated in the Official Gazette No. 18.002 of January 8th of the same year.

   THIRTY FOURTH: The present contract will be in force beginning on the date of the promulgation of the law that approves it.

   In witness whereof, the present contract is signed in two
   (2) counterparts of the same value and effect, in the city of Panama, Republic of Panama, on the 12 day of the month of September 1997.

   FOR THE STATE                 FOR THE COMPANY

   /s/RAUL ARANGO GASTEAZORO     /s/MANUEL VIRGILIO AIZPURUA
   Minister of Commerce          Vice President of Legal
   and Industries                and Governmental Matters

                          AUTHENTICATION
             /s/ COMPTROLLER GENERAL OF THE REPUBLIC


                         CONTRACT NO. 133
        AMENDMENT AND EXTENSION OF THE LEASE LAND CONTRACT Between RAUL ARANGO GASTEAZORO, Ministry of Commerce and Industries, male, Panamanian, of legal age, with personal identity card
   No. 8-68-519, who acts in the name and on behalf of THE STATE, duly authorized by the Council of the Cabinet, by Resolution No. 198 of August 27 nineteen ninety seven hereinafter known as THE STATE, as party of the first part, and for the other part, MANUEL VIRGILIO AIZPURUA VELASQUEZ, male, Panamanian, of legal age, with personal identity card No. 8-94-712, practicing attorney, domiciled in this city, acting in the name and representation of CHIRIQUI LAND COMPANY, a corporation organized pursuant to the laws of the State of Delaware, United States of America, duly registered in the Public Registry, Section of Mercantile Persons, volume 39, folio 466, registration 5345 Bis, the registration up-to-date under index card No. 018725, roll 000876, image 0075, and CHIQUITA BRANDS INTERNATIONAL, INC., previously known as, UNITED BRANDS COMPANY, a corporation organized pursuant to the laws of the State of New Jersey, United States of America, and duly authorized to act in the Republic of Panama, as it appears in volume (751), folio one hundred fifty four (154), registration one hundred thirty eight thousand three hundred thirty three (138,333) of the Public Registry, Section of Mercantile Persons, duly authorized, according to power of attorney, granted in Cincinnati, Ohio, on the thirteen (13) of March nineteen hundred and ninety seven (1997) by the Executive Vice President of said company, hereinafter known as THE COMPANY, agree on the present Amendment and Extension of Contract No. 2 of January 7, 1976, approved by Law No. 5 of the same date, promulgated int he Official Gazette No. 18.002 of January of the same year, hereinafter the Lease Contract, pursuant to the following:

   FIRST: DECLARATION OF PRINCIPLES.   The parties declare that
   pursuant to the said contract, THE COMPANY has leased approximately fifteen thousand seven hundred hectares (15,700 Has), but at the term of the amendments to this contract, maintains under lease, lands belonging to THE STATE with an area of THIRTEEN THOUSAND SIX HUNDRED AND THIRTY ONE hectares plus NINE THOUSAND TWO HUNDRED AND TWENTY FIVE square meter THIRTY ONE square decimeters, FIFTY square centimeters (13,631 Has + 9225.3150 M2). Said lands are located in the Provinces of Chiriqui and Bocas del Toro, corresponding to the banana division of Puerto Armuelles (Province of Chiriqui) six thousand two hundred eighty three hectares six thousand five hundred square meters with two hundred and ninety five square decimeters (6,283 Has + 6,500.295 M2), and to the Banana Division of Bocas del Toro (Province of Bocas del Toro) seven thousand three hundred forty eight hectares plus two thousand seven hundred twenty five square meters two square decimeters (7,348 Has + 2,725.02 M2), operated by THE COMPANY.

   As a consequence of the negotiation of two operating contracts, executed on the same date as the present document, between THE STATE and THE COMPANY, for the purpose of adapting to the new realities of the market, the parties agree to carry out the following amendments to the Lease Contract, extending its terms and amending the amount of the lease canon as indicated in the following clauses:

   SECOND: The present clause sixth of the lease contract is subrogated and substituted for the following:

   Clause sixth : Two separate canons for the lease of the lands referred to in this contract are hereby established:

   For the lease of the six thousand two hundred eighty three hectares plus six thousand five hundred square meters with two hundred and ninety five square decimeters (6,283 Has + 6,500.295 M2) of lands actually in possession of THE COMPANY at its division of Puerto Armuelles, which are located in the Province of Chiriqui, THE COMPANY will pay a canon as follows:

   a) For the year nineteen hundred ninety eight (1998), the yearly canon will be the sum of five hundred ninety three thousand eight hundred four dollars with ninety three cents
   (US$593,804.93);

   b) for the year nineteen hundred ninety nine (1999), the yearly canon will be the sum of five hundred ninety three thousand eighty hundred four dollars with ninety three cents
   (US$593,804.93);

   c) for the year two thousand (2000), the yearly canon will be the sum of six hundred seventy eight thousand six hundred thirty four with twenty cents (US$678,634.20);

   d) for the year two thousand one (2001), the yearly cannon will the sum of seven hundred and sixty three thousand four hundred and sixty three dollars with forty eight cents
   (US$763,463.48); and

   e) for the year of two thousand two (2002) and following years, the yearly cannon will be the sum of eight hundred and forty eight thousand two hundred and ninety two dollars with seventy cents (US$848,292.75).

   For the lease of the seven thousand three hundred forty eight hectares plus two thousand seven hundred square meters with two square decimeters (7,438 has + 2,725.02 M2) of the lands actually in possession of THE COMPANY at its division of Bocas del Toro, which are located in the province of Bocas del Toro, THE COMPANY will pay a canon as follows:

   a) For the year nineteen hundred ninety eight (1998), the yearly canon will be the sum of six hundred ninety four thousand four hundred eleven dollars with seventy five cents
   (US$694,411.75);

   b)   for the year nineteen hundred and ninety nine (1999),
   the yearly canon will be the sum of   six hundred ninety
   four thousand four hundred eleven dollars with seventy five cents (US$694,411.75);

   c) for the year two thousand (2000), the yearly canon will be the sum of seven hundred ninety three thousand six hundred thirteen dollars with forty three cents
   (US$793,613.43);

   d) for the year two thousand one (2001), the yearly canon will be the sum of eight hundred ninety two thousand eight hundred fifteen dollars with eleven cents (US$892,815.11);
   and

   e) for the year two thousand two (2002) and following years, the yearly canon will be the sum of nine hundred ninety two thousand eight hundred sixteen dollars with seventy nine cents (US$992,016.79). Both canons, or those referring to the lands in possession of THE COMPANY in its divisions of Puerto Armuelles and Bocas del Toro, will be payable in four (4) equal installments, by the end of the quarters at the 31st of March, 30th of June, 30th of September and 31st of December of each year.

   Beginning on the first (1st) of January of the year two thousand four (2004) both canons will be readjusted each two
   (2) years, the basis of which will be the absolute variation accumulated in the indexes of wholesale prices for importations compiled by the Comptroller General of the Republic for the two (2) years that end, for the purposes of this calculation, on the thirty (30) of September of the year immediately prior to the moment of readjustment. Notwithstanding the above, in no case said final adjustments will increase or diminish the lease canons in force at the time of the readjustment, in more than four point zero four percent (4.04%) every two (2) years. For example, for the effective readjustment beginning the first (1) of January of the year two thousand four (2004), the absolute variation accumulated in the indexes of said prices during the period of two (2) years that run from the first (1) of October of the year two thousand one (2001) to the thirty (30) of September to the year two thousand three (2003) will be considered. This readjustment, if any, would not increase or diminish the lease canons in more than four point zero four percent (4.04%).

   TRANSITORY PARAGRAPH: It is understood for the purpose of this Lease Contract that the canon per hectare has been established on the basis of ONE HUNDRED AND THIRTY FIVE DOLLARS (US$135.00) per hectare, which results in the amount of EIGHT HUNDRED AND FORTY EIGHT THOUSAND TWO HUNDRED NINETY TWO DOLLARS WITH SEVENTY FIVE CENTS (US$848,292.75) AND NINE HUNDRED AND NINETY TWO AND SIXTEEN THOUSAND DOLLARS WITH SEVENTY NINE CENTS (US$992,016.79), referred to in sections
   e) of this article.

   Equally it is understood that the sums established in sections a) and b) represent seventy percent (70%) of this total amount; that the sum of section c) represents eighty percent (80%) of this total amount; and the sum of section

   d) represents ninety percent (90%) of this total amount; percentages which have been established in order so THE COMPANY adapts to the new realities of the market referred to in the DECLARATION OF PRINCIPLES of this Contract and the necessity of reconversion of THE COMPANY for such effects.

   THIRD: The present clause eight of the Lease Contract is subrogated and substituted for the following:

   CLAUSE EIGHTH:
   A.  Puerto Armuelles.

   1. Initial term. For the lands leased in the Division of Puerto Armuelles, the initial term of the lease will be twenty (20) years counted from January one nineteen hundred and ninety eight (1998)

   2. Advanced termination. During the term of this contract or the extensions thereof, if THE COMPANY waives the rest of the term thereof, it must give written notice of termination to THE STATE, but the contract will not be considered as terminated but after three (3) years has elapsed counted from the first of January immediately following the date in which the notice has been given, which will contain the economic reasons that motivate the decision of THE COMPANY.

   3. Additional extensions to the initial term. During the first nine months of the sixteenth year of the initial term, any of the parties may give notice to the other of its intention of not extending the contract. In the event said notice is not given, the term of the present contract will be extended for a period of twelve (12) additional and successive years to the initial term of twenty (20) years. In the event the eight (8) year of the term from the first extension has elapsed without notification of termination, the contract will be newly extended for an additional and successive term of twelve (12) years. The provision of this clause relating to the opportunities of termination and new extensions during the term of the first extension will be applied in the same manner as the second extension and the subsequent extensions which, in consequence, may be produced. The extensions will be understood as agreed upon between the parties if ninety (90) calendar days before the end of each anniversary in which the opportunity of extension exists, neither party has sent written notice of termination to the other as mentioned in this section.

   B.  Bocas del Toro Division

   1. Initial Term. For the lands leased in the Division of Bocas del Toro, the initial term of the lease will be twenty
   (20) years counted from the first of January nineteen ninety eight (1998).

   2. Advanced Termination. During the term of this contract or the extensions thereof, if THE COMPANY waives the rest of the term thereof, it must give written notice of termination to THE STATE, but the contract will not be considered as terminated but after three (3) years has elapsed counted from the first of January immediately following the date in which the notice has been given, which will contain the economic reasons that motivate the decision of THE COMPANY.

   3. Additional extensions to the initial term. During the first nine months of the sixteenth year of the initial term, any of the parties may give notice to the other of its intention of not extending the contract. In the event said notice is not given, the term of the present contract will be extended for a period of twelve (12) additional and successive years to the initial term of twenty (20) years. In the event the eight (8) year of the term from the first extension has elapsed without notification of termination, the contract will be newly extended for an additional and successive term of twelve (12) years. The provision of this clause with respect to the opportunities of termination and new extensions during the term of the first extension will be applied in the same manner as the second extension and the subsequent extensions which, in consequence, may be produced. The extensions will be understood as agreed upon between the parties if ninety (90) calendar days before the ending of each anniversary in which the opportunity of extension exists, neither party has sent written notice of termination to the other as mentioned in this section.

   FOURTH : All the provisions of clauses first, second, third, fourth, fifth, seventh, ninth and tenth of the Lease
   Contract, are ratified which will have full force and effect.

   FIFTH: The amendments to the Lease Contract herein agreed upon will be in force on the date of the promulgation of the present contract.

   SIXTH: THE STATE agrees to abstain from transferring or in any other form dispose of its rights of ownership on the lands affected by the present contract, while THE COMPANY:
   a) does not return them pursuant to clause seventh of the Lease Contract; b) ends the lease with respect to the division pursuant to clause eighth of said contract, or c) previously expressly consents to the transfer or disposal.

   SEVENTH: Two clauses are added to the lease contract as follows:

   ELEVENTH: The relation of lease corresponding to the division of Bocas del Toro may be ceded so that it constitutes an independent contract in favor of Bocas Fruit Company Ltd. , a corporation organized and existing pursuant to the laws of the Bermuda Islands, with principal domicile in the city of Hamilton, Bermuda Islands, and offices in the city of Panama, Balboa Avenue, Banco Exterior Building, twenty first floor. The lease relationship corresponding to the division of Puerto Armuelles may be ceded so that it will constitute an independent contract in favor of Puerto Armuelles Fruit Co., Ltd. , a corporation organized and existing pursuant to the laws of Bermuda Islands and offices in the city of Panama, Balboa Avenue, Banco Exterior Building, twenty first floor. THE STATE and THE COMPANY agree that these cessions herein indicated will cause no tax whatsoever in the Republic of Panama. Once the cessions herein consented have been perfected and as a direct effect from it, the mentioned subsidiaries will substitute THE COMPANY as sole and independent holders among themselves, from the two contractual lease relations that are created between THE STATE and THE COMPANY pursuant to the present contract.

   TWELFTH: All the amounts that any of the parties owed or may owe the other party pursuant to the present contract will be solely paid in dollars, currency of the United
   States of America.    All the obligations not subject to
   term or conditions in the present contract will be considered as of immediate compliance. In this latter case, the obligations will be complied with at the end of the term or the condition is met.

   EIGHTH: This contract will cause stamp taxes for the amount of SIXTEEN THOUSAND FIFTY NINE BALBOAS (B/16,059.00).

   NINTH: The notarial and registration fees that may arise from this contract will be for the account of THE COMPANY.

   TENTH: The present contract will be in force from the day of its promulgation.

   In witness whereof the present contract is signed in two (2)
   counterparts of the same value and effect, in the city of
   Panama, Republic of Panama, on the 12th day of the month of
   September 1997.
   FOR THE STATE                      FOR THE COMPANY

   /s/RAUL ARANGO GASTEAZORO         /s/MANUEL VIRGILIO AIZPURUA
   Minister of Commerce              Vice President of Legal
   and Industries                    and Governmental Matters

                          AUTHENTICATION
              /s/COMPTROLLER GENERAL OF THE REPUBLIC



   ARTICLE SECOND: The terms of implementation and interpretation of certain clauses, conditions and regulations of the contract executed by THE STATE and CHIRIQUI LAND COMPANY, such as they were agreed upon by the parties, are approved as follows:

   The parties, RAUL ARANGO GASTEAZORO, Ministry of Commerce and Industries, male, Panamanian, of legal age, with personal identity card No. 8-68-519, who acts in the name and on behalf of THE STATE, duly authorized by the Council of the Cabinet, through Resolution No. 4 of January 16, 1998 hereinafter known as THE STATE, as party of the first part, and for the other part, MANUEL VIRGILIO AIZPURUA VELASQUEZ, male, Panamanian, of legal age, with personal identity card No. 8-94-712, practicing attorney, domiciled in this city, acting in the name and in representation of the company named CHIRIQUI LAND COMPANY, a corporation organized pursuant to the laws of the State of Delaware, United States of America, duly registered in the Public Registry, at volume 39, folio 466, registration 5345, the registration up-to-date under index card No. 018725, roll 000876, image 0075, and duly authorized, pursuant to a power of attorney granted in Cincinnati, Ohio on the thirteen (13) day of March nineteen ninety seven (1997) by the Executive Vice President of said company, hereinafter called THE COMPANY, agreed on the following terms of implementation and interpretation of some of the clauses, conditions and regulations of the Contracts entered into among them:

   FIRST.    ON THE IMPLEMENTATION OF THE CONTRACTS IN SOME
   ASPECTS IN MATTERS OF LANDS.
   For all legal purposes the parties agree that the clauses related to certain aspects of lands contained in the Contracts of Operations, must be understood and applied as follows:

   1.  THE LANDS OF THE AREA KNOWN AS COCHICA IN THE DISTRICT
   OF BARU, FARM 32056, ROLL 13293, DOCUMENT 5, REGISTRATION 1:

   On this topic it was agreed that THE COMPANY will release, at the beginning of the term of the new contracts, the most part of said lands, excluding the parts where THE COMPANY has cultivations that have been defined between the latter and MIDA (areas of experimentation and dumping). Furthermore, a piece of land of 50 meters will be established and recognized along the area described as security; acknowledging within this land only rights of use of the parcels of lands which, at December of 1997, were occupied by squatters listed that will be submitted to MIDA. In addition, THE COMPANY will remove the cables and installations of an area known as Los Cables , which has been determined in blueprints prepared by MIDA and THE COMPANY. MIDA and THE COMPANY will enter into an agreement to that respect, in which the easements that it may need for its operations will be respected and the occupants at

   December of 1997 will be listed.

   2. THE BUILDINGS ON THE EASEMENT LESS THAN 10 METERS OF THE
   RAILROAD LINE:

   It has been agreed that THE COMPANY will not object to the respective buildings that may exist already built within this easement at December 1997. It is understood that, in the case of railroad disasters, THE COMPANY will not assume any responsibility. Within the months following the date in which the new contracts are totally and definitively approved and are in force, MIDA, the respective municipalities and THE COMPANY will establish the list of building and their owners that are within the definition in this point (easement of 10 meters). The occupants will be responsible for damages caused by them or their dependents to installations that are within this easement, such as electrical wiring, water pipes, fresh water, fuel and others, since THE COMPANY will not assume responsibility at all for any damages caused.

   3.  THE HOUSES SOLD BY THE COMPANY WITHIN THE EASEMENT OF 10
   METERS, WITHIN THE MUNICIPALITY COMMON LANDS AND IN OTHER
   AREAS LEASED BY THE STATE TO THE COMPANY:

   It has been agreed that at the time these contracts become effective, THE COMPANY will release the areas where the respective buildings are located, referred to in this point, in favor of the corresponding entity who owns the same, whether it is the municipality of Baru, the municipality of Changuinola, MIDA or the Nation. In the adjudication of those lands, the state agencies will respect the easements necessary for the operation of THE COMPANY. These agencies will determine, independently of THE COMPANY and through the corresponding legal mechanisms, the respective value of the pieces of land to be adjudicated to these persons.

   4. LANDS UNDER LEASE ON WHICH INSTALLATIONS, CULTIVATIONS AND ASSETS OF THE COMPANY ARE LOCATED AT A LATER DATE THE CONTRACTS OF 1976 WERE TRANSFERRED BY PUBLIC DEED TO THE RESPECTIVE MUNICIPALITIES OF BARU AND CHANGUINOLA, AS MUNICIPAL COMMON LANDS:

   With respect to this topic, the same municipalities and THE
   COMPANY will enter into the corresponding agreement under the parameters established in Clause Sixteenth of the Contract of Operations presently submitted to the consideration of the Honorable Legislative Assembly.

   5.  CULTIVATIONS IN THE ZONE OF MALAGUETO AND CEIBA, FARM
   32055, ROLL 13293, DOCUMENT 4, REGISTRATION 1:

   With respect to the lands occupied by the banana producers in the area of Malagueto and Ceiba, which are located within the areas leased by THE STATE to THE COMPANY, the Ministry of Agricultural Development and THE COMPANY agree as follows:

   I. THE COMPANY will release in favor of MIDA, a portion of said lands planted with bananas the general boundaries of which are the following:

   NORTH: a line that will run parallel, twenty meters to the south of the second irrigation pipe (the one most to the south), that goes across the area: SOUTH: the channel of black waters that runs from West to East and goes to the Colorado canal; EAST: The Colorado Canal and WEST: Ceiba farm.

   The MIDA and THE COMPANY will measure this area and will demark it with exactitude by permanent points of reference on the field. THE COMPANY will have the right, within the area, to release ports, to establish drain channels towards the channel of black waters in order to prevent the deposit of black waters, irrigation, rain, etc., along the distinct works of infrastructure there existing, such as Malagueto dump, the stationing of containers and other quadrants. These tracts or drainage channels shall be defined by agreement between THE COMPANY and the technicians of MIDA with the participation of
   SITRACHILCO- Puerto Armuelles, trying to minimize the damage to the banana fields. Furthermore, THE COMPANY will keep access to the channel of black waters to the Colorado Canal and to the other works of infrastructure owned by it, in order to give adequate maintenance, including digging in the case of channels, for which the corresponding wall zone will be designated in agreement with MIDA and SITRACHILCO-Puerto Armuelles. It will also include areas around the diesel tanks for reasons of security (contention pool) and other areas such as the present location of containers and the area of shops.

   II. Within the area that THE COMPANY will keep, the latter will continue to permit the persons that presently occupy them with banana cultivations, only in the following areas and conditions:

   A.  AREAS:

   1. Within an extension of five meters wide that will run from East to West parallel and adjacent to the North boundary of the area to be released.

   2. A piece of land of approximately of 2.5 hectares located between the house or warehouse of maintenance of tracts up to Ceiba Farm.

   3. 2. A piece of land of approximately one hectare located across the dump of Malagueto next to the irrigation pumps 4-
   05 and 4-20.

   B.  CONDITIONS

   1. The areas described will be measured and marked with road marks or another similar method by MIDA, in such a manner that the limits of the lands of THE COMPANY will be clearly marked, where cultivation will be permitted and the name of the farmers that are located therein, with the understanding that their rights of use will not be transferable to third parties.

   2. THE COMPANY will have free and expedite access to such areas in order to give maintenance to the infrastructure works located therein, which access will be along said areas. In the event that, in the functions of maintenance, THE COMPANY causes damages to the banana plantations, they will not be subject to indemnification. In order to minimize said potential damages, THE COMPANY will give notice to the farmers affected, except in the case of urgency. In case the farmer cannot be located, the notice can be delivered at the respective City Hall.

   3. In the event THE COMPANY should decide to occupy totally or partially the areas described in which the cultivation of bananas will be permitted, the latter will be obligated to indemnify the farmers authorized in the sum that will be determined through evaluation carried out by THE COMPANY, MIDA and SITRACHILCO-Puerto Armuelles in the understanding that it will not pay the farmers, as indemnification, a sum superior to the cost of production of bananas at that moment.

   III. With the exception of the indicated areas in Point II above, the rest of the area that THE COMPANY will keep as leased, will be left free from the part that is cultivated. For such purposes, said agricultural workers will have a term in order to collect their crops which will conclude January 31, 1999. THE COMPANY will have the same term in order to release the lands indicated in Point I above.

   Notwithstanding the above, in the event that the areas that THE COMPANY will keep, the cultivations cease and the release thereof occurs before January 31, 1999, THE COMPANY will release, in favor of MIDA, a proportion equivalent to the lands not occupied.

   6.  LEASE OF LANDS.

   THE STATE and THE COMPANY agree that the matter connected with the use of the farms described in clause twenty second of the contract of operations, will be ruled under the concept of leased lands.

   SECOND. On the application of the contract in matter of easement.
   In this aspect, clause eighth of the Contract of Operations contained in this Law, the parties agree will be applied as follows:


   1.  PUBLIC EASEMENTS
    In addition to the public easements described in the Contract of Operations of Bocas del Toro, THE COMPANY will continue permitting the free and continuous transit of persons on the secondary roads and roads of cable ways within the plantations of Bocas del Toro, on the date the contracts becoming in force, are utilized by persons that live or have cultivations in the limits of the plantations.

   THE COMPANY will adopt the necessary controls to avoid damages to the plantations, properties, equipment and any other asset of the company, that would not interfere in the normal development of the banana activity.

   2.  ROADS:
   1. At the entrance of Malagueto and Palmito the control will be carried out through gates with security guards, so as to verify the transit of vehicles. This refers to the road that starts in Malagueto passing through Ceiba, Corredor, Blanco, Zapatero-Higueron, Caoba09, to finish in Palmito

   Signs will be placed that will indicate the dimensions, weight and speed of the vehicles the passage of which is permitted in the places where they are necessary.

   II. The roads that will be used by private and collective transportation of passengers within the farms are described, with the type of units that are presently used thereon, in the same conditions on this date circulate:

   a) Coming in by Palo Blanco Farm, Section 35, up to the central road (going through the railroad line) Section 26 of Nispero Farm. The control will be through clamps.

   b) Central corridor, La Kuzuca de Corredor (Section 25) from here to Section 5 all of Higuito Farm, passing in front of the Majagua Packing Plant up to section 8 of Majagua Farm.

   c) From Section 22 of the Mango Farm to the Jocote Packing
   Plant.

   III. On the following roads:

   a) From Section 25 to 6 and 4 of Palo Blanco Farm will be maintained the same.

   b) From Section 23 (Guayacan Farm) to the end of the Nispero Project the clamp will be moved to install it at this point. In this stretch a transit for collective transportation of passengers could be accessible up to the measure (height) of the limitations found on the road.

   c) From Section 32 of Farm Malagueto up to Section 14 of Jocote Farm, in this span the transit of collective transportation of passengers will be accessible up to the measure (height) of the limitation found on the road.

   IV. Zapatero-Burica road , the present clamp will be maintained and a movable arm will be added to the present clamp.

   V. The clamps that remain will be adjusted in height to that of Malagueto.

   VI.  Use of Paths and Roads.
   The use of paths and roads of THE COMPANY will be made without causing damages to the properties, fruit trees and assets thereof.

   THIRD. On the application of the contracts in matters of water takes.
   With respect to clause seventh of the Contract of Operations contained in this Law, the parties agree that, with reference to the Almendro Aqueduct, the following will apply:

   ALMENDRO AQUEDUCT:
   With respect to this area stated as Farm No. 32042, roll 13280, document 3, registration 1, with an area of seventeen
   (17) hectares plus 7,512.15 M2, property section of the province of Chiriqui, will remain as a hydraulic reserve, the area of which will not be transferred, with the exception of the sector of thirteen families that bought homes from THE COMPANY.

   In this farm, THE COMPANY will have a water easement, that is regulated by INRENARE.

   FOURTH. On the application of the contract in matters of environmental and phitosanitary protection.
   For all legal effects, the parties agree that in matters of environmental and phitosanitary protection THE COMPANY, the same as all of farmers of the country, will be ruled, in this aspect, by the laws and regulations that govern this mater.

   FIFTH. Interpretation of some clauses, conditions, terms and regulations in the text of the Contracts of Operations entered into between THE STATE and THE COMPANY, for the divisions of Puerto Armuelles and Bocas del Toro.

   On these aspects the parties agree the following:

   With the purpose of attending to the exposition presented on labor matters by the Labor Unions of THE COMPANY, Divisions of Puerto Armuelles and Bocas del Toro, on the 25 of November of 1997 and January 7, 1998, respectively, in connection with Contracts of Operations entered into between THE STATE and THE COMPANY for the Divisions of Puerto Armuelles and Bocas del Toro, representatives of the Negotiating Commission met with representatives of each one of said social organizations and, as a consequence thereof, the parties have agreed in connection with these contract to be understood as follows:

   None of the clauses of these contracts affect the labor relations existing between THE COMPANY and its workers, since all reference to this aspect will continue to be ruled by the labor legislation in force in the Republic of Panama and the collective contracts individual labor contracts or other labor arrangements that it may agree with its workers in accordance with said legislation, as it has been agreed upon in clause ninth of the contracts. Pursuant to the above enunciated principle, the following is stated:

   1. The phrase without solution of continuity that appears in the second paragraph of clause ninth of the contracts of operations, signifies for the parties: without interruption of the individual labor contracts or the collective contracts or other labor agreements in force at the time the authorized restructuring takes place.

   2. The situation of the workers, in case of waiver or transfer of the concession for the use of the wharf referred to in clause third of the contracts or the railroad concession referred to in clause fourth therein, will be ruled by the labor legislation in force in the Republic of Panama.

   The same criteria will apply to the case of transfer of other concessions agreed in those contracts, like electric energy and water in the sense that the labor aspects will be ruled by the provision of the labor legislation in force in the Republic of Panama.

   3. The events of force majeure and fortuitous circumstance as referred to in clauses eighteenth and nineteenth of the contract of operations are applicable only and specifically between the parties of the contracts, that is, THE STATE and THE COMPANY.

   4. With respect to the future labor relations between THE COMPANY and its Union and the workers, if the restructuring occurs referred to in clause nineteenth of the contracts, the parties clarify that, in such case, the labor situations will be ruled by the provision of the labor legislation in force in the Republic of Panama, the individual labor contracts and the collective agreements or other labor agreements, as the case may be.

   5. In connection with the contracting of foreign specialized personnel, the Ministry of Labor will adopt the internal necessary measures in order to obtain the corresponding work permit in an expedite manner without affecting the percentages established by articles 17 and 18 of the Labor Code.


   SIXTH. On the validity and efficacy of the agreements that are incorporated to the original text by the contracting parties.

   It is understood that the agreements established in the previous articles will be subject, with respect to its validity and efficacy, to the contracts between THE COMPANY and THE STATE becoming in force contained in Bill No. 53.

   In witness whereof, the present Agreement is entered into in two (2) counterparts of the same value and effect, in the city of Panama, Republic of Panama, on the 16th day of the month of January 1998.

   FOR THE STATE                   FOR THE COMPANY
   /s/RAUL ARANGO GASTEAZORO       /s/ MANUEL VIRGILIO AIZPURUA
   Minister of Commerce and        Vice President
   Industries of Legal             and Governmental Matters



                          AUTHENTICATION

              /s/GENERAL COMPTROLLER OF THE REPUBLIC


   ARTICLE THIRD: In order to strengthen the production, marketing and industrialization of bananas, the benefits to which THE COMPANY has the right pursuant to the contracts of operations approved by this Law, with the exception of the public concessions such as ports, railroads, fresh water, electric energy, may be extensive and acknowledged to other natural or juridical persons without the execution of contracts, provided always, that the interested party maintains or undertakes investments in the country, and the same are destined or dedicated to the objectives that this provision contains.

   For such effects, the Ministry of Commerce and Industries, prior consultation with the National Banana Commission, will take into consideration the magnitude of such investments as well as any other technical or economic parameter contemplated in legal provisions in force, that regulate these activities, or that are intrinsic to the nature of production, marketing of fresh Panamanian bananas for export or industrialization, such as aptitude and feasibility of lands, economic feasibility of the project, number of direct jobs created by the plantation, for the reasonability and proportionality of the obligations and commitments that the interested parties must assume and the maintenance in time, as well as the correlative benefits, to which it may have the right to.

   The Executive Branch will regulate this provision.


   ARTICLE FOURTH: This Law will be in force beginning on the promulgation thereof.

   BE IT PUBLISHED AND COMPLIED WITH.
   Approved in third debate, at the Justo Arosemena Palace, city of Panama, on the 22nd day of the month of January nineteen ninety eight.

   Approved in third debate, at the Justo Arosemena Palace, city of Panama, on the 22nd day of the month of January nineteen ninety eight.

   /s/GERARDO GONZALEZ VERNAZA       /s/JOSE DIDIMO ESCOBAR
             President               General Secretary (a.i.)
      NATIONAL EXECUTIVE BRANCH- PRESIDENCY OF THE REPUBLIC
           PANAMA, REPUBLIC OF PANAMA, JANUARY 12, 1998


   /s/ERNESTO PEREZ BALLADARES       /s/RAUL ARANGO GASTEAZORO
      President of the Republic      Ministry of Commerce and
                                     Industries


   ANNEX A TO THE CONTRACT OF OPERATIONS BETWEEN THE STATE AND CHIRIQUI LAND COMPANY FOR THE DIVISION OF PUERTO ARMUELLES.
   PROCEDURE FOR THE APPLICATION OF CLAUSE THIRTEENTH OF THE CONTRACT OF OPERATIONS ENTERED INTO BETWEEN THE STATE AND CHIRIQUI LAND COMPANY FOR THE DIVISION OF BOCAS DEL TORO.

   FIRST: For the purposes of acknowledgment of the exemption of taxes for the transfer of personal property (I.T.B.M.) and the tributes, taxes and other encumbrances related to the import as a consequence thereof, THE COMPANY will present to the Income Tax Direction General a list of not more than fifty (50) suppliers which will contain the following information:

   a) name or corporate name of the supplier,
   b) R.U.C. number of the supplier, and any other data for the pertinent identification,
   c) document subscribed by the supplier or the legal representative thereof indicating acknowledgment of the present Annex and the contract entered into between THE STATE and THE COMPANY and that it obligates itself to comply with all the obligations that result therefrom, plus the fiscal corresponding duties and obligations.

   This list may be amended, (added to or reduced) by THE
   COMPANY from time to time, in accordance with the necessities of supply, provided it does not exceed fifty
   (50) suppliers.

   SECOND: THE COMPANY will establish special number or code for each one of the suppliers that will be of the exclusive use and confidential of THE COMPANY and of the Income Direction General for the control of the orders or local acquisitions, the purpose of which is the corresponding verification in the cross of information.

   THIRD: On each operation, THE COMPANY will issue to the supplier the respective requisition or request of the goods or services that it wishes to acquire.

   FOURTH: THE COMPANY will prepare and present monthly to the Income Direction General in the city of Panama, a report of purchases and local acquisition of goods or services including, at least, the following data: 1) corporate name of the supplier, 2) R.U.C. of the supplier, 3) amount of the requisition issued to each supplier, 4) amount of the requisitions handled and accepted by the supplier, 5) amount of each one of the acquisitions perfected, 6) amount of each exempted tribute regarding the transactions undertaken.

   FIFTH: THE COMPANY and the suppliers will keep in their files copy of this report and of the transactions carried out under the procedure established in this Annex.

   SIXTH: THE COMPANY and the suppliers will keep separate registries of the acquisitions and sale of goods and services carried out pursuant to this procedure for purposes of permitting the corresponding fiscalization.

   SEVENTH: The suppliers duly accredited shall, at the moment of issuing the corresponding bill of sale, leave evidence of said document, in addition to the requirements established in the pertinent provisions of the Fiscal Code, the amount of each tribute, tax or other encumbrances related to the importation or as a consequence thereof, and if that was the case, the respective customs document.

   EIGHTH: The suppliers will apply the corresponding credit arising from the transfer of goods and services to THE
   COMPANY pursuant to the legal norms in force on the application of credits under this taxing concept.

   NINTH: With respect to the credits arising from the exemption of the tributes, taxes and other encumbrances related to the importation, or as consequence thereof, the suppliers must request from the Income Direction General their acknowledgment so that, once is approved, will be use in future imports. This request must be resolved by the Income Direction General within a period of one (1) month counted from the date of its presentation.

   TENTH: The suppliers will keep in their files, at the disposal of the Income Direction General, all the registration and documentation related to these exempted operations, in separate forms and duly supported by the requisitions or requests for the purchase of goods and services exempted and copy of the corresponding bill of sale.

   ELEVENTH: The Income General Direction may, at any moment, cross the information that THE COMPANY may supply with the information maintained by the suppliers and with any other pertinent information, in order to facilitate the functions of the corresponding fiscalization.

   TWELFTH: In the event of default in the duties and corresponding fiscal obligations, the legal provisions in force on the matter at the time may be applied.

   THIRTEENTH: The contracts of THE COMPANY may make use of this procedure when they are undertaking works or providing services in benefit of the latter. For these effects, THE COMPANY will present information to the Income Direction General on who are the contractors, the date of identification and R.U.C. corresponding thereto, the type of works to undertake or services to be rendered and the estimated duration of the same. These contractors will acknowledge, in document duly executed by them, or their legal representative, the Contract of Operations between THE STATE and THE COMPANY and of the present Annex, obligating itself to assume the same responsibilities and obligations assumed by THE COMPANY. These contractors will only be able to provide goods and services exempted, from the suppliers included in the list referred to in article first of the present Annex.

   FOURTEENTH: This Annex could be modified from time to time by a mutual agreement between the Income Direction General and THE COMPANY in order to facilitate the transactions exempted and, principally, to adequate it to any mechanism of control that may require to be updated.

   Signed:/s/Mr. RAUL ARANGO GASTEAZORO
         ------------------------------
   FOR THE STATE



   Signed:/s/MANUEL VIRGILIO AIZPURUA VELASQUEZ
         -------------------------------------
   FOR THE COMPANY



   ANNEX  B  TO THE CONTRACT OF OPERATIONS BETWEEN THE STATE
   AND CHIRIQUI LAND COMPANY FOR THE DIVISION OF PUERTO
   ARMUELLES.

        The price of the growing crops referred to in Clause Twenty First of this contract will be determined according to accounting norms applied by CHIQUITA BRANDS INTERNATIONAL, INC. , home office, at the execution of this contract, for the determination of the value of the inventory of the growing crop. In synthesis, that value is equal to 60% of all the costs imputable to the growing crops during twelve (12) months, without including the investments in plantings nor the costs of the operation of harvest and of subsequent phases thereof.

        The costs of twelve (12) months are used to eliminate the effect of the seasonable variations and they are multiplied by 0.6 (60%) to consider the average duration (7.2 months) of the stem to grow and be harvested (7.2 divided between 12 equal 0.6 percent).

        The costs imputable to the growing harvest, according to the accounting norms before mentioned, include, according to the terminology employed by THE COMPANY:

   a) Variable acre, b) Administration of farms, c)
   Depreciation of farms, d) a portion of the fixed costs, and
   e) the portion of the loss of property.

        The portions of the fixed costs and the loss of property are determined on the basis of the proportion of salaries of variable acre with respect to the total of salaries of variable acre and variable volume paid by THE COMPANY. In summary, to determine the value of the growing crop, the following percentages will be taken into account of the respective costs:

        CONCEPT                       PERCENTAGE OF COST

   Variable Acre                                100
        CONCEPT                       PERCENTAGE OF COST
   Cost of administration of the farms          100
   Cost of depreciation of farms                100
   Cost of packing operations                     0
   Cost of deprecation of packing plants          0
   Cost of quality control                        0
   All the other fixed costs                      m
   Property Losses                                m
   where m =      Salaries per variable acre x100
                  Salaries per variable acre + Salaries and variable volume

        The sum of the costs thus obtained in the period of twelve (12) months is the total cost imputable to the growing crop that is multiplied by 0.60 gives a result of the value of the growing crop at a given date.

   Signed:/s/Mr. RAUL ARANGO GASTEAZORO
        ------------------------------
   FOR THE STATE

   Signed:/s/MANUEL VIRGILIO AIZPURUA VELASQUEZ
        -------------------------------------
   FOR THE COMPANY



   [Attached to the signed documents are 13 maps illustrating the easements of the farms discussed in this Annex B for the Division of Puerto Armuelles.]


   ANNEX A TO THE CONTRACT OF OPERATIONS BETWEEN THE STATE AND CHIRIQUI LAND COMPANY FOR THE DIVISION OF BOCAS DEL TORO.
   PROCEDURE FOR THE APPLICATION OF CLAUSE THIRTEENTH OF THE CONTRACT OF OPERATIONS ENTERED INTO BETWEEN THE STATE AND CHIRIQUI LAND COMPANY FOR THE DIVISION OF BOCAS DEL TORO.

   FIRST: For the purposes of acknowledgment of the exemption of taxes for the transfer of personal property (I.T.B.M.) and the tributes, taxes and other encumbrances related to the import as a consequence thereof, THE COMPANY will present to the Income Tax Direction General a list of not more than fifty (50) suppliers which will contain the following information:

   a) name or corporate name of the supplier,
   b) R.U.C. number of the supplier, and any other data for the pertinent identification,
   c) document subscribed by the supplier or the legal representative thereof indicating acknowledgment of the present Annex and the contract entered into between THE

   STATE and THE COMPANY and that it obligates itself to comply with all the obligations that result therefrom, plus the fiscal corresponding duties and obligations.

   This list may be amended, (added to or reduced) by THE
   COMPANY from time to time, in accordance with the necessities of supply, provided it does not exceed fifty
   (50) suppliers.

   SECOND: THE COMPANY will establish special number or code for each one of the suppliers that will be of the exclusive use and confidential of THE COMPANY and of the Income Direction General for the control of the orders or local acquisitions, the purpose of which is the corresponding verification in the cross of information.

   THIRD: On each operation, THE COMPANY will issue to the supplier the respective requisition or request of the goods or services that it wishes to acquire.

   FOURTH: THE COMPANY will prepare and present monthly to the Income Direction General in the city of Panama, a report of purchases and local acquisition of goods or services including, at least, the following data: 1) corporate name of the supplier, 2) R.U.C. of the supplier, 3) amount of the requisition issued to each supplier, 4) amount of the requisitions handled and accepted by the supplier, 5) amount of each one of the acquisitions perfected, 6) amount of each exempted tribute regarding the transactions undertaken.

   FIFTH: THE COMPANY and the suppliers will keep in their files copy of this report and of the transactions carried out under the procedure established in this Annex.

   SIXTH: THE COMPANY and the suppliers will keep separate registries of the acquisitions and sale of goods and services carried out pursuant to this procedure for purposes of permitting the corresponding fiscalization.

   SEVENTH: The suppliers duly accredited shall, at the moment of issuing the corresponding bill of sale, leave evidence of said document, in addition to the requirements established in the pertinent provisions of the Fiscal Code, the amount of each tribute, tax or other encumbrances related to the importation or as a consequence thereof, and if that was the case, the respective customs document.

   EIGHTH: The suppliers will apply the corresponding credit arising from the transfer of goods and services to THE
   COMPANY pursuant to the legal norms in force on the application of credits under this taxing concept.

   NINTH: With respect to the credits arising from the exemption of the tributes, taxes and other encumbrances related to the importation, or as consequence thereof, the suppliers must request from the Income Direction General their acknowledgment so that, once is approved, will be use in future imports. This request must be resolved by the Income Direction General within a period of one (1) month counted from the date of its presentation.

   TENTH: The suppliers will keep in their files, at the disposal of the Income Direction General, all the registration and documentation related to these exempted operations, in separate forms and duly supported by the requisitions or requests for the purchase of goods and services exempted and copy of the corresponding bill of sale.

   ELEVENTH: The Income General Direction may, at any moment, cross the information that THE COMPANY may supply with the information maintained by the suppliers and with any other pertinent information, in order to facilitate the functions of the corresponding fiscalization.

   TWELFTH: In the event of default in the duties and corresponding fiscal obligations, the legal provisions in force on the matter at the time may be applied.

   THIRTEENTH: The contracts of THE COMPANY may make use of this procedure when they are undertaking works or providing services in benefit of the latter. For these effects, THE COMPANY will present information to the Income Direction General on who are the contractors, the date of identification and R.U.C. corresponding thereto, the type of works to undertake or services to be rendered and the estimated duration of the same. These contractors will acknowledge, in document duly executed by them, or their legal representative, the Contract of Operations between THE STATE and THE COMPANY and of the present Annex, obligating itself to assume the same responsibilities and obligations assumed by THE COMPANY. These contractors will only be able to provide goods and services exempted, from the suppliers included in the list referred to in article first of the present Annex.

   FOURTEENTH: This Annex could be modified from time to time by a mutual agreement between the Income Direction General and THE COMPANY in order to facilitate the transactions exempted and, principally, to adequate it to any mechanism of control that may require to be updated.


   Signed:/s/Mr. RAUL ARANGO GASTEAZORO
        ------------------------------
   FOR THE STATE

   Signed:/s/MANUEL VIRGILIO AIZPURUA VELASQUEZ
        -------------------------------------
   FOR THE COMPANY


   ANNEX  B  TO THE CONTRACT OF OPERATIONS BETWEEN THE STATE
   AND CHIRIQUI LAND COMPANY FOR THE DIVISION OF BOCAS DEL
   TORO.

        The price of the growing crops referred to in Clause Twenty First of this contract will be determined according to accounting norms applied by CHIQUITA BRANDS INTERNATIONAL, INC. , home office, at the execution of this contract, for the determination of the value of the inventory of the growing crop. In synthesis, that value is equal to 60% of all the costs imputable to the growing crops during twelve (12) months, without including the investments in plantings nor the costs of the operation of harvest and of subsequent phases thereof.

        The costs of twelve (12) months are used to eliminate the effect of the seasonable variations and they are multiplied by 0.6 (60%) to consider the average duration (7.2 months) of the stem to grow and be harvested (7.2 divided between 12 equal 0.6 percent).

        The costs imputable to the growing harvest, according to the accounting norms before mentioned, include, according to the terminology employed by THE COMPANY:

   a) Variable acre, b) Administration of farms, c)
   Depreciation of farms, d) a portion of the fixed costs, and
   e) the portion of the loss of property.

        The portions of the fixed costs and the loss of property are determined on the basis of the proportion of salaries of variable acre with respect to the total of salaries of variable acre and variable volume paid by THE COMPANY. In summary, to determine the value of the growing crop, the following percentages will be taken into account of the respective costs:

        CONCEPT                       PERCENTAGE OF COST
   Variable Acre                                 100
        CONCEPT                       PERCENTAGE OF COST
   Cost of administration of the farms           100
   Cost of depreciation of farms                 100
   Cost of packing operations                      0
   Cost of deprecation of packing plants           0
   Cost of quality control                         0
   All the other fixed costs                       m
   Property Losses                                 m
   where m =      Salaries per variable acre x 100
                  Salaries per variable acre + Salaries and variable volume

        The sum of the costs thus obtained in the period of
   twelve (12) months is the total cost imputable to the
   growing crop that is multiplied by 0.60 gives a result of
   the value of the growing crop at a given date.
   Signed:/s/Mr. RAUL ARANGO GASTEAZORO
        ------------------------------
   FOR THE STATE



   Signed:/s/MANUEL VIRGILIO AIZPURUA VELASQUEZ
        -------------------------------------
   FOR THE COMPANY


   [Attached to the signed documents are 10 maps illustrating the easements of the farms discussed in this Annex B for the Division of Bocas Del Toro.]